UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-2

VirnetX Holding Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

VirnetX Holding Corporation 308 Dorla Court Zephyr Cove, NV 89448 www.virnetx.com April 25, 2025

To the Stockholders of VirnetX Holding Corporation:
You are cordially invited to attend the 2025 annual meeting of stockholders and any adjournment or postponement thereof (the “Annual Meeting”) of VirnetX Holding Corporation (“VirnetX,” the “Company,” “we,” “us,” or similar term) to be held on Thursday, June 12, 2025, at 10:00 a.m. Pacific Time. The Annual Meeting will be held in virtual format, by which you will be able to listen to the meeting live, vote and submit questions limited to the proposals described in the proxy statement accompanying this letter (the “Proxy Statement”). How you may attend the Annual Meeting depends on whether you are a beneficial owner or whether you are a registered stockholder.
If you are a beneficial owner (that is, if your shares are held at a brokerage): You must email admin@virnetx.com no later than Wednesday, June 11, 2025, at 11:59 p.m. Eastern Time for verification by the Company. Following verification, you will receive a control identification number and a company-issued password.
•	To attend the meeting, visit https://agm.issuerdirect.com/vhc-2025, where you will be asked to enter the control identification number and password received from us.
•	To vote, visit https://www.proxyvote.com/, where you will be asked to enter the control identification number located on your proxy card, received from Broadridge Financial Solutions, Inc.
If you are a registered stockholder: You must also email admin@virnetx.com no later than Wednesday, June 11, 2025, at 11:59 p.m. Eastern Time for verification by the Company. Following verification, you will receive your meeting credentials.
•	To attend the meeting, visit https://agm.issuerdirect.com/vhc-2025, where you will be asked to enter the meeting credentials received from us.
•
To vote, visit www.iproxydirect.com/VHC, where you will be asked to enter the control identification number, request identification number, and password located on your Notice of Internet Availability (Notice and Access) Card, received from Issuer Direct Corporation.

Prior to the Annual Meeting, you may also submit questions relating to the proposals and VirnetX’s business generally by emailing info@virnetx.com no later than Wednesday, June 11, 2025, at 11:59 p.m. Eastern Time. We will review these questions and will seek to answer as many as possible in the time allotted for the meeting.
At the Annual Meeting, we will ask you to consider the following proposals:
1.	To elect Michael F. Angelo as our Class III director;
2.	To ratify the appointment of Farber Hass Hurley LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
3.	To approve, on a non-binding advisory basis, the compensation paid to our named executive officers; and
4.	To transact such other business that may properly come before the Annual Meeting.
Our board of directors (the “Board”) has fixed the close of business on April 17, 2025 as the record date for the Annual Meeting (the “Record Date”). Only stockholders of record as of the Record Date may vote at the Annual Meeting. Further information regarding voting rights and matters to be voted upon is presented in the accompanying proxy statement.
On or about April 25, 2025, we expect to mail to our stockholders of record as of the Record Date a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”) online.

The Notice provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail. The Proxy Statement and the Annual Report can be accessed directly at www.iproxydirect.com/VHC. Please reference the instructions mentioned above and enter the control and request identification numbers located on your Notice of Internet Availability (Notice and Access) Card or proxy card as applicable.
Our Proxy Statement, Proxy Card and Annual Report for the year ended December 31, 2024 are available at www.iproxydirect.com/VHC.
YOUR VOTE IS IMPORTANT TO US.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE
COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD OR VOTING INSTRUCTION CARD
AS INSTRUCTED OR VOTE BY TELEPHONE OR USING THE INTERNET AS INSTRUCTED ON
THE PROXY CARD OR VOTING INSTRUCTION CARD.
Sincerely,

Kendall Larsen
Chairman of the Board of Directors
Zephyr Cove, Nevada
April 25, 2025

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 12, 2025
On Thursday, June 12, 2025, VirnetX Holding Corporation will hold its Annual Meeting at 10:00 a.m. Pacific Time. How you may attend the Annual Meeting depends on whether you are a beneficial owner or whether you are a registered stockholder.
If you are a beneficial owner (that is, if your shares are held at a brokerage): You must email admin@virnetx.com no later than Wednesday, June 11, 2025, at 11:59 p.m. Eastern Time for verification by the Company. Following verification, you will receive a control identification number and a company-issued password.
•	To attend the meeting, visit https://agm.issuerdirect.com/vhc-2025, where you will be asked to enter the control identification number and password received from us.
•	To vote, visit https://www.proxyvote.com/, where you will be asked to enter the control identification number located on your proxy card, received from Broadridge Financial Solutions, Inc.
If you are a registered stockholder: You must email admin@virnetx.com no later than Wednesday, June 11, 2025, at 11:59 p.m. Eastern Time for verification by the Company. Following verification, you will receive your meeting credentials.
•	To attend the meeting, visit https://agm.issuerdirect.com/vhc-2025, where you will be asked to enter the meeting credentials received from us.
•
To vote, visit www.iproxydirect.com/VHC, where you will be asked to enter the control identification number, request identification number, and password located on your Notice of Internet Availability (Notice and Access) Card, received from Issuer Direct Corporation.

Prior to the Annual Meeting, you may also submit questions relating to the proposals and VirnetX’s business generally by emailing info@virnetx.com no later than Wednesday, June 11, 2025, at 11:59 p.m. Eastern Time. We will review these questions and will seek to answer as many as possible in the time allotted for the meeting.
The Annual Meeting will be held for the following purposes:
1.	To elect Michael F. Angelo as our Class III director;
2.	To ratify the appointment of Farber Hass Hurley LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
3.	To approve, on a non-binding advisory basis, the compensation paid to our named executive officers; and
4.	To transact such other business that may properly come before the Annual Meeting.
The foregoing items of business are further described in the proxy statement accompanying this notice (the “Proxy Statement”). Included with the Proxy Statement is a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the Securities and Exchange Commission (the “SEC”) on March 17, 2025 (the “Annual Report”). We encourage you to read the Annual Report. It includes our audited financial statements and information about our operations, markets and products. The close of business on April 17, 2025 has been fixed by our Board as the record date for the determination of stockholders entitled to notice of, and to vote at, our Annual Meeting (the “Record Date”). As of the Record Date, there were 4,238,581 shares of common stock issued and outstanding. Stockholders of record as of the Record Date may vote at the Annual Meeting.

Your vote is important to us. Whether or not you plan to attend the meeting, please complete, sign, date and return the proxy card or voting instruction card as instructed or vote by telephone or using the internet as instructed on the proxy card or voting instruction card. Returning the proxy card, voting online or voting by telephone will ensure your representation at the meeting, but does not deprive you of your right to attend the meeting and vote your shares. The Proxy Statement explains more about the proxy voting process. Please read it carefully. We look forward to your attendance at the Annual Meeting.

Kathleen Larsen
Corporate Secretary
Zephyr Cove, Nevada
April 25, 2025
Our Proxy Statement, Proxy Card and Annual Report for the year ended December 31, 2024 are available at www.iproxydirect.com/VHC.
YOUR VOTE IS IMPORTANT TO US.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE
COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD OR VOTING INSTRUCTION CARD
AS INSTRUCTED OR VOTE BY TELEPHONE OR USING THE INTERNET AS INSTRUCTED ON
THE PROXY CARD OR VOTING INSTRUCTION CARD.

i

ANNUAL MEETING OF STOCKHOLDERS
OF
VIRNETX HOLDING CORPORATION
PROXY STATEMENT
The Board of Directors (the “Board”) of VirnetX Holding Corporation (“we,” “us,” the “Company” or “VirnetX”) is providing these proxy materials to you for use in connection with the 2025 annual meeting of stockholders to be held on Thursday, June 12, 2025 at 10:00 a.m. Pacific Time, and at any postponement or adjournment thereof (the “Annual Meeting”). For instructions on how to attend the Annual Meeting, please see the section titled “Annual Meeting Instructions.”
Stockholders of record as of April 17, 2025 (the “Record Date”) are invited to attend the Annual Meeting and are asked to vote on the proposals described in this proxy statement (the “Proxy Statement”).
The Notice of Internet Availability (the “Notice”) will be first mailed to stockholders of record as of the Record Date on or about April 25, 2025. These proxy solicitation materials combined with the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”), including financial statements, were first made available online, on or about April 25, 2025. Our principal executive offices are located at 308 Dorla Court, Zephyr Cove, Nevada 89448, and our telephone number is (775) 548-1785. We maintain a website at www.virnetx.com. The information on our website is not incorporated by reference in the Proxy Statement.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE ANNUAL MEETING
Q:	Why am I receiving these materials?
A:
We have made these materials available to you online or, upon your request, have delivered versions of these materials to you by mail or email, in connection with our solicitation of proxies for use at the Annual Meeting, which will take place on Thursday, June 12, 2025. As a VirnetX stockholder as of the Record Date, you are invited to attend the Annual Meeting and are entitled to and requested to vote on the items of business described in the Proxy Statement.

Q:	Why did I receive a one-page notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?
A:
Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials online. Accordingly, the Notice containing instructions on how to access our proxy materials is first being mailed on or around April 25, 2025. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

Q:	What is included in the proxy materials?
A:	The proxy materials include:
•	the Proxy Statement; and
•	the Annual Report, which includes our audited consolidated financial statements.
If you requested printed versions of these materials by mail, these materials also include the proxy card or voting instruction card for the Annual Meeting.
Q:	How can I get electronic access to the proxy materials?
A:	The Notice will provide you with instructions regarding how to:
•	view our proxy materials for the Annual Meeting online; and
•	instruct us to send future proxy materials to you electronically by email.
Choosing to access the proxy materials on the internet or receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.
Q:	How may I obtain the Annual Report?
A:
Stockholders may request a free copy of the Annual Report by writing to us at P.O. Box 439, Zephyr Cove, NV 89448 (Attention: Investor Relations). You may also obtain a copy free of charge from our website at www.virnetx.com. You may also obtain a copy of the Annual Report filed with the SEC on March 17, 2025 online at www.sec.gov.

Q:	Who pays for the expenses of soliciting proxies and what are the means of solicitation?
A:
The expenses associated with the Company’s solicitation of proxies for the Annual Meeting are to be paid by the Company. Such solicitation of proxies may be made by means of personal calls to, or telephonic, facsimile or electronic communications with, stockholders or their representatives by our directors, officers and employees, who will not be specially compensated for such services. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners.

Q:	How can I attend the Annual Meeting?
A:
The Annual Meeting will be a completely virtual meeting of stockholders, which we believe provides the opportunity for participation by a broader group of stockholders while reducing the environmental impact and the costs associated with in-person meetings.

How you may attend the Annual Meeting depends on whether you are a beneficial owner or whether you are a registered stockholder.
If you are a beneficial owner (that is, if your shares are held at a brokerage): You must email admin@virnetx.com no later than Wednesday, June 11, 2025, at 11:59 p.m. Eastern Time for verification by the Company. Following verification, you will receive a control identification number and a company-issued password.
•	To attend the meeting, visit https://agm.issuerdirect.com/vhc-2025, where you will be asked to enter the control identification number and password received from us.
•	To vote, visit https://www.proxyvote.com/, where you will be asked to enter the control identification number located on your proxy card, received from Broadridge Financial Solutions, Inc.
If you are a registered stockholder: You must also email admin@virnetx.com no later than Wednesday, June 11, 2025, at 11:59 p.m. Eastern Time for verification by the Company. Following verification, you will receive your meeting credentials.
•	To attend the meeting, visit https://agm.issuerdirect.com/vhc-2025, where you will be asked to enter the meeting credentials received from us.
•
To vote, visit www.iproxydirect.com/VHC, where you will be asked to enter the control identification number, request identification number, and password located on your Notice of Internet Availability (Notice and Access) Card, received from Issuer Direct Corporation.

We designed the format of the virtual Annual Meeting to ensure that our stockholders are afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance stockholder access, participation and communication through online tools. The virtual format facilitates stockholder attendance and participation by enabling stockholders to participate fully and equally from any location around the world. During the meeting, you will have the ability to submit questions real-time via the virtual meeting website. Prior to the meeting, you may also submit questions relating to the proposals and VirnetX’s business generally by emailing info@virnetx.com no later than Wednesday, June 11, 2025, at 11:59 p.m. Eastern Time. We will review these questions and will seek to answer as many as possible in the time allotted for the meeting.
The Annual Meeting webcast will begin promptly at 10:00 a.m., Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:45 a.m. Pacific Time, and you should allow ample time for the check-in procedures.
Q:	Who is entitled to vote at the Annual Meeting?
A:
Stockholders who our records show owned shares of VirnetX as of the close of business on the Record Date may vote at the Annual Meeting. On the Record Date, we had a total of 4,238,581 shares of common stock outstanding. The stock transfer books will not be closed between the Record Date and the date of the Annual Meeting.

Q:	What is the difference between holding shares as a registered stockholder and as a street name stockholder?
A:
Registered Stockholders. If your shares are registered directly in your name with VirnetX’s transfer agent, you are considered the stockholder of record with respect to those shares, and the Proxy Statement was provided to you directly. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on a proxy card or to vote at the Annual Meeting.

Street Name Stockholders. If your shares are held by a broker, bank or other nominee, you are considered the beneficial owner of shares held in street name and the Proxy Statement should be forwarded to you by your broker, bank or other nominee, who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee. If you request a printed copy of the proxy materials by mail, your broker, bank or other nominee will provide a voting instruction card for you to use.

Q:	What am I voting on?
A:	Our stockholders will vote on the following matters at the Annual Meeting:
1.	Election of Michael F. Angelo as our Class III director;
2.	Ratification of the appointment of Farber Hass Hurley LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
3.	An advisory vote on the compensation paid to our named executive officers; and
4.	Any other business that may properly come before the Annual Meeting.
Q:	How does the Board recommend I vote on these proposals?
A:	The Board recommends a vote:
1.	FOR the election of Michael F. Angelo as our Class III director;
2.	FOR the ratification of the appointment of Farber Hass Hurley LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and
3.	FOR the approval of the compensation of our named executive officers.
Q:	How do I vote?
A:
You may either vote “FOR” or “WITHHOLD” your vote on each of the nominees to the Board. For each of the proposals related to (i) ratification of Farber Hass Hurley LLP as our independent registered public accounting firm and (ii) compensation of our named executive officers, you may vote “FOR,” “AGAINST” or “ABSTAIN.”

Registered Stockholders: Registered stockholders may vote by one of the following methods:
•	At the Annual Meeting. Stockholders who attend the Annual Meeting may vote at the Meeting. Please see “How can I attend the Annual Meeting?” above for further information;
•	By Mail. If printed copies of the proxy materials were mailed to you, you can complete, sign and date the proxy card and return it in the prepaid envelope provided;
•
By Telephone. Stockholders of record as of the Record Date who live in the United States or Canada may submit proxies by following the “Vote by Phone” instructions on their proxy cards or the Notice or by following the voting instructions provided by email or over the internet; or

•	Online. Stockholders of record with internet access may submit proxies via the internet by following the “Vote by Internet” instructions described in the Notice.
Please note that online and telephone voting facilities for registered stockholders will close at 11:59 p.m. Eastern Time on Wednesday, June 11, 2025.
Street Name Stockholders: If your shares are held by a broker, bank or other nominee, you should have received instructions from your broker, bank or other nominee on how to vote or instruct your broker, bank or other nominee to vote your shares. Please follow their instructions carefully. Also, please note that if the holder of record of your shares is a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must request and obtain a legal proxy from your broker, bank or other nominee.

Street name stockholders may generally vote by one of the following methods:
•	By Mail. If printed copies of the proxy materials were mailed to you, you may vote by signing, dating and returning your voting instruction card in the enclosed pre-addressed envelope provided to you;
•
By Methods Listed on Voting Instruction Card. Please refer to your voting instruction card or other information provided by your bank, broker or other nominee to determine whether you may vote by telephone or electronically on the internet, and follow the instructions on the voting instruction card or other information provided by the record holder; or

•
At the Annual Meeting with a Proxy from the Record Holder. A street name stockholder who wishes to vote at the Annual Meeting will need to obtain a legal proxy from his or her broker, bank or other nominee. Please consult the voting instruction card provided to you by your broker, bank or other nominee to determine how to obtain a legal proxy in order to vote at the Annual Meeting.

Q:	How many votes do I have?
A:	On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date. Stockholders may not cumulate votes.
Q:	Will there be any other items of business on the agenda?
A:
We do not know of any business to be considered at the Annual Meeting other than the proposals described in the Proxy Statement. However, if any other business is properly presented at the Annual Meeting pursuant to guidelines described in our bylaws, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might be brought before the Annual Meeting. Such matters include, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place, including without limitation, for the purpose of soliciting additional proxies.

Q:	If I submit a proxy, how will it be voted?
A:
When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, and you sign and return your proxy card with no further instructions, the shares will be voted in accordance with the recommendations of the Board, as follows:

1.	FOR the election of Michael F. Angelo as our Class III director;
2.	FOR the ratification of the appointment of Farber Hass Hurley LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and
3.	FOR the approval of the compensation paid to our named executive officers.
Q:	Can I change my vote after submitting my proxy?
A:	Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any of the following ways:
•	you may submit another properly completed proxy card with a later date;
•	you may send a written notice that you are revoking your proxy to VirnetX Holding Corporation, P.O. Box 439, Zephyr Cove, Nevada 89448;
•	you may vote again on a later date online or by telephone (only your latest online or telephone proxy submitted prior to the Annual Meeting will be counted); or
•	you may attend the Annual Meeting and vote (attendance at the Annual Meeting will not by itself revoke a previously granted proxy).
•	by submitting new voting instructions to your broker, bank or other nominee; or
If you are a beneficial owner of shares held in street name, you may change your vote:
•
if you have obtained a legal proxy from the broker, bank or other nominee that holds your shares giving you the right to vote the shares, by attending the Annual Meeting and voting (attendance at the Annual Meeting will not by itself revoke a previously granted proxy).

Q:	How are votes counted?
A:
For Proposal I - Election of One Class III Director, you may vote “FOR” the nominee or your vote may be “WITHHELD” with respect to the nominee. Votes that are withheld will be excluded entirely and will have no effect in the election of a director. If you hold your shares in street name, please note that your broker, bank or other nominee may not vote your shares for Proposal I without instructions from you. Thus, if you hold your shares in street name and you do not instruct your broker, bank or other nominee how to vote for the election of the Class III director, no votes will be cast on your behalf, but your proxy will be counted for the purpose of establishing a quorum.

Directors shall be elected by a plurality of the shares present in person (including virtually) or represented by proxy and entitled to vote on the election of the director. This means the director nominee receiving the highest number of votes cast by the shares present (including virtually) or by proxy and entitled to vote at the Annual Meeting on this matter will be elected to the Board. Votes that are withheld and broker non-votes will be excluded entirely and will have no effect in the election of the director.
For Proposal II - Ratification of Farber Hass Hurley LLP as our Independent Registered Public Accounting Firm, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you abstain from voting on Proposal II, your shares will be counted as present and entitled to vote for the purpose of establishing a quorum and your abstention will have the same effect as a vote against the proposal. If you hold your shares in street name, your broker, bank or nominee will have discretionary authority to vote on Proposal II if they do not receive instructions from you.
Ratification of Farber Hass Hurley LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 will require the affirmative vote of a majority of the shares present (including virtually) or by proxy and entitled to vote at the Annual Meeting on this matter. Abstentions will have the same effect as a vote “against” the ratification of Farber Hass Hurley LLP as our independent registered public accounting firm, and broker non-votes will have no effect. Because this is a routine proposal, we do not expect any broker non-votes on this proposal.
For Proposal III - Advisory Vote to Approve the Compensation of Named Executive Officers, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you abstain from voting on Proposal III, your shares will be counted as present and entitled to vote for the purpose of establishing a quorum and your abstention will have the same effect as a vote against the proposal. If you hold your shares in street name, your broker, bank or other nominee may not vote your shares on Proposal III without instructions from you. Thus, if you hold your shares in street name and you do not instruct your broker how to vote with regard to Proposal III, no votes will be cast on your behalf, but your proxy will be counted for the purpose of establishing a quorum.
The approval, on an advisory basis, of the compensation of our named executive officers requires the affirmative vote of a majority of the shares present (including virtually) or by proxy and entitled to vote at the Annual Meeting on this matter. Abstentions will have the effect of a vote “against” this proposal, and broker non-votes will have no effect.
As an advisory vote, the result of this proposal is non-binding. Although the vote is non-binding, our Board and our compensation committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.
Finally, if you sign and return your proxy card with no further instructions, your shares will be counted as a vote “FOR” Michael F. Angelo as our Class III director nominee; “FOR” the ratification of the appointment of Farber Hass Hurley LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and “FOR” an advisory vote to approve the compensation of our named executive officers. In addition, the proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the Annual Meeting or any adjournment or postponement thereof.
Q:	What is the quorum requirement?
A:
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock are represented by stockholders as of the Record Date present at the meeting (including virtually) or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy or if you vote at the Annual Meeting. Abstentions will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.
Q:	What effect do abstentions and broker non-votes have on quorum requirements?
A:
Abstentions and broker non-votes are counted as present for establishing a quorum for the transaction of business at the Annual Meeting. A “broker non-vote” occurs when a broker votes on a matter it does not have authority to vote on.

Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients, the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters. If you hold common stock through a broker and you have not given voting instructions to the broker, the broker will be prevented from voting shares on non-routine matters, resulting in a “broker non-vote.” Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares on routine matters but expressly instructing that the broker is NOT voting on non-routine matters. Ratification of our independent registered public accounting firm (Proposal II) contained in this Proxy Statement is considered a routine matter. However, Proposals I and III are considered non-routine matters.
Brokers do not have discretionary authority to vote on the non-routine matters, so it is very important that you instruct your broker how to vote with respect to these proposals.
Q:	I share an address with another stockholder, and we received only one copy of the Notice. How may I obtain an additional copy of the Notice or proxy materials?
A:
In an effort to reduce printing costs and postage fees, we have adopted a practice approved by the SEC called “householding.” Under this practice, stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of the Notice or our proxy materials if a full set is requested, unless one or more of these stockholders notifies us that he or she wishes to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards.

If you share an address with another stockholder and received only one Notice or set of proxy materials from us and would like to request a separate copy of these materials, please: (1) mail your written request to VirnetX Holding Corporation, P.O. Box 439, Zephyr Cove, Nevada 89448 (Attention: Investor Relations), or (2) call our Investor Relations department at (775) 548-1785. Additional copies of the proxy materials will be sent promptly after receipt of your request. Similarly, you may also contact us if you received multiple copies of our proxy materials and would prefer to receive a single copy in the future.
Q:	What does it mean if I receive more than one Notice?
A:	It means that you hold shares in more than one account. To the extent that you would like to vote all of your shares in favor of the Board’s recommendations, sign, date and return each proxy card.
Q:	Who tabulates the votes and how will I know the results of the voting at the Annual Meeting?
A:	The votes will be tabulated by an independent inspector of election, who will be a representative of Issuer Direct Corporation.
Q:	How do I contact the Board?
A:	You can send written communications to the Board or any individual director in accordance with our bylaws, addressed to:
Board of Directors, Nominating and Corporate Governance Committee,
or name of individual director
c/o Corporate Secretary
VirnetX Holding Corporation
P.O. Box 439
Zephyr Cove, Nevada 89448
Our Corporate Secretary will then direct such communications (except for solicitations or other matters unrelated to us) to the relevant director(s).

Q:	Where are your principal executive offices?
A:	Our principal executive offices are located at 308 Dorla Court, Zephyr Cove, Nevada 89448. Our telephone number is (775) 548-1785.
Q:	How do I submit a stockholder proposal for the 2026 Annual Meeting of Stockholders?
A:
Stockholders may present proper proposals for inclusion in the Company’s proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals in writing to the Company in a timely manner. In order to be included in the proxy statement for the 2026 annual meeting of stockholders (“2026 Annual Meeting”), stockholder proposals must be received by the Company no later than December 26, 2025 and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

In addition, the Company’s bylaws establish an advance notice procedure for stockholders who wish to present certain matters, including the nomination of directors, before an annual meeting of stockholders without including those matters in the Company’s proxy statement. In general, such proposals, including the information required by the Company’s bylaws, must be received by the Company no earlier than February 12, 2026 and no later than March 14, 2026.
If the date of the stockholder meeting is moved more than 25 days from the anniversary of the prior year’s annual meeting and less than 100 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, the Company’s advance notice procedure requires that such proposal including certain information, as described in the Company’s bylaws, must be received by the Company not later than the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Our Bylaws have been publicly filed with the SEC and can be obtained online at www.sec.gov.
If a stockholder fails to give notice of a stockholder proposal as required by our bylaws or other applicable requirements, then the proposal will not be included in the proxy statement for our 2026 Annual Meeting and the stockholder will not be permitted to present the proposal to the stockholders for a vote at our 2026 Annual Meeting.
Q:	What if I need to change my mailing address?
A:	You may contact our transfer agent, Equiniti Trust Company, by telephone at 1-866-877-6270, or by facsimile at 1-866-729-7680, if you need to change your mailing address.

IMPORTANT ADDITIONAL VOTING INFORMATION FOR THE ANNUAL MEETING
Broker Voting
Stockholders who hold shares of the Company through a broker, bank or other nominee receive proxy materials before each stockholder meeting. Your broker is not permitted to vote on your behalf on Proposal I and III unless you follow the instructions provided by your broker. For your vote to be counted, you will need to communicate your voting decisions to your broker, bank or other nominee before the date of the Annual Meeting.
Your Participation in Voting the Shares You Own Is Important
Voting your shares is important to ensure that you have a say in the governance of the Company and to fulfill the objectives of the plurality voting standard that we apply in the election of directors. Please review the proxy materials and follow the instructions on the proxy card to vote your shares. We hope you will exercise your rights and fully participate as a stockholder in the Company’s future.

BOARD OF DIRECTORS
The Board is presently composed of five members: Michael F. Angelo, Gary W. Feiner, Kendall Larsen, Thomas M. O’Brien and Heidy Chow. Mr. Larsen serves as Chairman of the Board of Directors.
Our Amended and Restated Certificate of Incorporation provides that the directors on our Board shall be divided into three classes, with the classes serving for staggered, three-year terms. Currently, we have two Class I directors, two Class II directors and one Class III director. One class is elected each year at the annual meeting of stockholders. The term of each class of directors expires as follows: Class III at the upcoming Annual Meeting, Class I at the 2026 Annual Meeting, and Class II at the annual meeting of stockholders in 2027. Each director shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.
Director Nominees and Continuing Directors
Set forth below is the name and certain information about our Class III director nominee. The names of, and certain information about, the current Class I and Class II directors with unexpired terms are also set forth below. All information is as of April 17, 2025.

Name	Age	Class	Current Term Expires	Position	Director Since
Director Nominee
Michael F. Angelo	65	III	2025	Director	2007
Continuing Directors
Kendall Larsen	68	I	2026	President, Chief Executive Officer and Chairman of the Board of Directors	2007
Gary W. Feiner	62	I	2026	Director	2014
Thomas M. O’Brien	58	II	2027	Director	2007
Heidy Chow	47	II	2027	Director	2024

Director Nominee
Class III Director
Michael F. Angelo, CRISC CISSP CDPSE, has been a director since July 5, 2007. He is currently a Distinguished Technologist at Open Text International (formerly Micro Focus), a global, enterprise software company, and has been the Chief Security Architect at the Security Products Division there since August 2005. From October 2003 to August 2005, Mr. Angelo was a Security Architect and Manager, Government Engagements SBU with Microsoft Corporation. From July 1989 to October 2003, Mr. Angelo was a Staff Fellow at both Hewlett Packard Company and Compaq Computer Corporation. Mr. Angelo also served as Senior Systems Programmer at the John von Neumann National Supercomputer Center from September 1985 to July 1989. He was a Sub-Chairman of the National Institute of Standards and Technology Board of Assessment for Programs/National Research Council responsible for the CISD review for fiscal years 2001 and 2002, and he has been a technology contributor and participant on the U.S. Commerce Department’s Information Systems Technical Advisory Council (ISTAC) from 1999 to the present. Mr. Angelo was named a distinguished lecturer for 2004 and 2005 by Sigma XI, the Scientific Research Society. He currently holds 92 patents, most in the area of security and authentication, and was named the 2003 Inventor of the Year for the City of Houston by the Houston Intellectual Property Lawyers Association. Mr. Angelo is also an Information Systems Security Association (“ISSA”) Distinguished Fellow and ISSA Hall of Fame recipient.
As a holder of many patents in the fields of security and authentication, and as a result of his long and distinguished industry and scholarly background in the area of computer security and networking, Mr. Angelo brings to the Board critical technical and industry knowledge and expertise. With his extensive industry knowledge and having successfully served in multiple leadership capacities in various types of organizations, Mr. Angelo is uniquely qualified to serve as chair of the Company’s nominating and corporate governance committee.
Continuing Directors
Class I Directors
Kendall Larsen has been Chairman of the Board, President and Chief Executive Officer since July 5, 2007 and held the same positions with VirnetX Inc. since its inception in August 2005. Mr. Larsen does not hold director positions with any other reporting or registered investment companies. From April 2003 to July 2005, Mr. Larsen focused on pre-incorporation activities related to VirnetX Inc. From April 2002 to April 2003, Mr. Larsen was a Limited Partner at Osprey Ventures, L.P., a venture fund that makes investments primarily in business and consumer technology companies. From October 2000 to April 2002, he was Senior Vice President and General Manager of the Security Products Division of Phoenix Technologies Ltd., a software and firmware developer, and he has also held senior executive positions over a period of over twenty years at various leading technology companies, including RSA Security, Inc., Xerox Corporation, Rolm/International Business Machines Corporation, Novell, Inc., General Magic, Inc., and Ramp Networks. Mr. Larsen holds a B.S. in Economics from the University of Utah.
With his years of managerial experience, Mr. Larsen brings to the Board demonstrated management ability at senior levels. Mr. Larsen’s day-to-day leadership and intimate knowledge of our business and operations provide the Board with Company-specific experience and expertise. Mr. Larsen’s drive for innovation and excellence position him well to serve as our Chairman, President and Chief Executive Officer.
Gary W. Feiner has been a director since 2014. Mr. Feiner has served as President at Feiner Financial Inc. since 1993, an accounting and financial planning services company founded in 1977. Mr. Feiner has a wide breadth of business leadership knowledge covering tax law, audit, corporate planning, securities regulation, and finance. He advises on structuring comprehensive and creative strategies for achieving profitable growth and establishing effective relationships between companies and investment bankers. He is a recognized industry expert with a reputation for a “hands on” client-focused approach. He has provided personalized services in the fields of finance, medicine, law, real estate, education and technology.
With his extensive experience expanding across business leadership, accounting, finance, banking, tax law and audit, Mr. Feiner provides the Board with valuable insights into financial strategy and corporate governance, including executive compensation, and was selected to serve on the Board for his unique qualifications.
Class II Directors
Thomas M. O’Brien has been a director since July 5, 2007. He is currently a principal at a private consulting firm and a private investor. Mr. O’Brien also serves as a director for a nonprofit entity. Until December 31, 2017, he was Chief Executive Officer and President of TravelCenters of America LLC (NASDAQ: TA) since February 2007 and a Managing Director of TA since October 2006. Until December 31, 2017, he was an employee of The RMR Group, Inc. (NASDAQ: RMR) since May 1996 and served as an Executive Vice President of that company since September 2008, prior to which he served in various roles since May 1996, including holding various positions with public entities related to RMR. From 1988 to 1996, Mr. O’Brien was a senior manager with Arthur Andersen LLP where he served a number of public company clients. Mr. O’Brien graduated cum laude from the University of Pennsylvania, Wharton School of Business, with a B.S. in Economics.
As a former certified public accountant, chief financial officer, chief executive officer, and director of public companies listed on the New York Stock Exchange (“NYSE”) and NASDAQ, Mr. O’Brien brings to the audit committee, of which he is Chairman, and our Board, a deep understanding of complex accounting and finance issues faced by the Company and can provide critical insight into the financial and other reporting requirements of a U.S. public company. In addition, his extensive capital markets experience is an invaluable resource as the Company regularly assesses its capital and liquidity needs.
Heidy Chow has been a director since June 2024. She is currently and has been the Chief Financial Officer of Snail Games USA, Inc., a technology-based company focused on investments in the gaming, digital entertainment, and technology spaces, since September 2020, as well as the Chief Financial Officer of Snail Inc. (NASDAQ: SNAL), global developer and publisher of digital entertainment and parent company of Snail Games USA, Inc., since November 2022. Ms. Chow has also been a member of the board of directors of Snail Games USA, Inc. and Snail, Inc. since November 2021 and January 2022, respectively. Prior to joining Snail Games USA, Inc., Ms. Chow was a partner with The Pun Group, LLP, a certified public accounting group, from August 2015 to September 2020, and from July 2014 to June 2015, Ms. Chow served as a manager of Ernst and Young, a certified public accounting and advisory firm. Since 2019, Ms. Chow has also served as chair of the audit committee for Franklin Wireless Corp., a provider of integrated wireless solutions utilizing the latest in fourth generation long-term evolution and fifth generation technologies, including mobile hotspots, routers, customer premise equipment and various trackers. Ms. Chow graduated from California Polytechnic University of Pomona with a B.S. in 2002 and has been licensed as a Certified Public Accountant since March 2008.

With more than 20 years’ experience in the finance and accounting industry and as a current officer and board member of another public company in the technology space, Ms. Chow brings in-depth experience overseeing complex enterprises and extensive financial management expertise to our Board.
Role of the Board
Our directors are appointed to oversee the actions and results of our management. They were selected for their educational background, professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom and ability to represent the best interests of our stockholders. Their responsibilities include but are not limited to:
•	providing general oversight of the business;
•	approving corporate strategy;
•	approving major management initiatives;
•	providing oversight of legal and ethical conduct;
•	overseeing our management of cybersecurity and technology risks;
•	overseeing our management of significant business risks;
•	selecting, compensating, and evaluating director nominees;
•	evaluating Board processes and performance; and
•	reviewing and implementing recommendations and reports of the committees of the Board.
Board Leadership Structure
The Board believes that the Company’s Chief Executive Officer is best situated to serve as Chairman of the Board because he is the director most familiar with the Company’s business and industry, and most capable of effectively identifying strategic priorities and leading the execution of strategy. Independent directors and management have different perspectives and roles in strategy development. The Company’s independent directors bring experience, oversight and expertise from outside the Company and industry, while the Chief Executive Officer brings company-specific experience and expertise. The Board believes that the combined role of Chairman of the Board and Chief Executive Officer promotes strategy development and execution, and facilitates information flow between management and the Board, which is essential to effective governance.
The Company does not currently have a lead independent director. To ensure effective independent oversight, the Board has designed its leadership structure so that independent directors exercise oversight of the Company’s management and key issues related to strategy and risk. Only independent directors serve on and chair the audit committee, the compensation committee and the nominating and corporate governance committee of the Board. As a result of the Board’s committee system and majority of independent directors, the Board maintains effective oversight of our business operations, including independent oversight of our financial statements, executive compensation, selection of director candidates, and corporate governance programs. Accordingly, we believe that our current leadership structure is appropriate and enhances the Board’s ability to effectively carry out its roles and responsibilities on behalf of our stockholders.
Risk Oversight
Management is responsible for the day-to-day management of risks that the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning, as designed. The Board believes that establishing the right “tone at the top” and full and open communication between management and the Board are essential for effective risk management and oversight. Senior management attends Board meetings at least quarterly and is available to address any questions or concerns raised by the Board on risk management and any other matters. Each quarter, the Board receives presentations from senior management on strategic matters involving the Company’s operations. The Board holds strategic planning sessions with senior management to discuss strategies, key challenges, risks, including risks related to product, go-to-market and sales strategies, competitive risks, financial risks, brand and reputation risks, legal, compliance, governance and geo-political risks, operational risks and cybersecurity and technology risks, and opportunities for the Company. Throughout the year, the Board and each committee spend a portion of their time reviewing and discussing these specific risk topics.
While the Board is ultimately responsible for risk oversight for the Company, the three Board committees assist the Board in fulfilling its oversight responsibilities with respect to certain areas of risk. The audit committee assists the Board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. The compensation committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. The nominating and corporate governance committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization, membership and structure, succession planning for our directors and executive officers, cybersecurity and corporate governance.
Risk Assessment of Compensation Policies
The Company notes that:
•	the Company’s annual incentive compensation is based on performance that promotes disciplined progress towards longer-term Company goals;
•	the Company does not offer significant short-term incentives that might drive high-risk investments at the expense of long-term Company value;
•	the Company’s compensation programs are weighted toward offering long-term incentives that reward sustainable performance; and
•
the Company’s compensation awards are established at reasonable and sustainable levels, as determined by a review of the Company’s economic position and prospects, as well as the compensation offered by comparable companies.

The Company’s compensation policies and practices are intended not to foster risk taking above the level of risk associated with the Company’s business model. Accordingly, the Company believes it has a balanced pay and performance program that does not promote excessive risk taking.
Risk Assessment of Cybersecurity Threats
The Company takes a comprehensive approach to cybersecurity risk management and makes securing the data that our customers and other stakeholders entrust to us a top priority. Our Board and our management are actively involved in the oversight of our cybersecurity risk management program and the nominating and corporate governance committee of the Board oversees our cybersecurity risk processes and policies. The nominating and corporate governance committee receives regular reports from senior management about the prevention, detection, mitigation and remediation of cybersecurity risks and information security vulnerabilities. The Board receives regular updates from the nominating and corporate governance committee on such oversight and communications with senior management.
Corporate Governance Guidelines and Code of Ethics
We have adopted Corporate Governance Guidelines that address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. We have adopted a Code of Ethics for all employees and directors in accordance with the requirements of Item 406 of Regulation S-K and the NYSE Listed Company Manual. A copy of our Corporate Governance Guidelines and Code of Ethics is available on our website at https://ir.virnetx.com/ under the “Investors” tab in the “Corporate Governance” subcategory, or by writing to us at VirnetX Holding Corporation, P.O. Box 439, Zephyr Cove, Nevada 89448 (Attention: Investor Relations).
We intend to post on our website any amendment to, or waiver from, a provision of our Code of Ethics within four business days of such amendment or waiver.
Insider Trading Policy and Compliance
The Company has adopted an insider trading policy that governs the purchase, sale, and other dispositions of the Company’s securities by directors, officers, employees, consultants, contractors and advisors of the Company, and other covered persons that the Company believes is reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable stock exchange listing requirements. A copy of the Company’s insider trading policy is filed as Exhibit 19.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024. In addition, with regard to the Company’s trading in its own securities, it is the Company’s policy to comply with the federal securities laws and the applicable exchange listing requirements.
Composition of the Board
Mix of Independent Directors and Officer-Directors
Under the listing standards of NYSE, independent directors must comprise a majority of a listed company’s board of directors. In addition, the listing standards of NYSE require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. Under the listing standards of NYSE, a director will only qualify as an “independent director” if, in the opinion of that listed company’s board of directors, that director does not have a material relationship with the company (either directly or as a partner, stockholder or officer of an organization that has a relationship within the company). The Board has a majority of independent directors and has determined that it is beneficial for us and our stockholders for our Chief Executive Officer to also be a Board member. Other officers may, from time to time, serve as Board members, but no officer other than the Chief Executive Officer should be expected to be elected to the Board by virtue of his or her office.
Independence Determinations
The Board annually determines the independence of directors based on a review by the directors and the nominating and corporate governance committee. No director is considered independent unless the Board has determined that he or she has no material relationship with the Company, either directly or as a partner, stockholder, or officer of an organization that has a material relationship with the Company.
Audit committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Exchange Act, and the listing standards of NYSE. Compensation committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and the listing standards of NYSE.
The Board has determined that Michael F. Angelo, Gary W. Feiner, Thomas M. O’Brien and Heidy Chow meet the aforementioned independence standards.
Board and Committee Meetings and Annual Meeting Attendance
The Board held a total of six meetings during the fiscal year ended December 31, 2024, and no director attended fewer than 75% of the total number of meetings of the Board and the committees of which he or she was a member. Since November 6, 2007, the Board has had a standing audit committee, compensation committee and nominating and corporate governance committee. Our audit committee charter, compensation committee charter, and nominating and corporate governance committee charter, each as adopted by the Board, and as may be amended from time to time, are posted on our website at https://ir.virnetx.com/ under the “Investors” tab in the “Corporate Governance” subcategory.
We encourage, but do not require, the Board members to attend our annual meetings of stockholders. All of our current Board members, except for Ms. Chow, were in attendance for our 2024 annual meeting of stockholders.

Committees of the Board
The Board has the following standing committees: audit committee, compensation committee and nominating and corporate governance committee. The following table details the membership of each standing committee and the number of meetings of each standing committee conducted during 2024:

Name of Director	Audit	Compensation	Nominating & Corporate Governance
Michael F. Angelo	M	M	C
Kendall Larsen	—	—	—
Thomas M. O’Brien	C	M	M
Heidy Chow(1)	—	—	—
Gary W. Feiner	M	C	M
Number of Meetings in 2024	5	5	5

M = Member
C = Chair
(1)	In March 2025, the Board appointed Ms. Chow to serve on each of the audit committee, compensation committee and nominating and corporate governance committee.
Nominating and Corporate Governance Committee Matters
Membership and Independence
Ms. Chow and Messrs. Angelo, Feiner and O’Brien comprise our nominating and corporate governance committee, with Mr. Angelo serving as the chairman. Ms. Chow was appointed as a member of the nominating and corporate governance committee in March 2025. The Board has determined that each of Ms. Chow and Messrs. Angelo, Feiner and O’Brien satisfies the requirements for independence under the rules and regulations of NYSE and the SEC. Our nominating and corporate governance committee met five times during 2024.
Responsibilities
Our nominating and corporate governance committee is responsible for, among other things:
•	assisting the Board in identifying prospective director nominees and recommending to the Board director nominees for each annual meeting of stockholders, vacancy, or newly created director position;
•	providing oversight with respect to corporate governance and ethical conduct;
•	developing and recommending to the Board the Code of Ethics and assessing such Code of Ethics and recommending changes;
•	delegating such of its authority and responsibilities as it deems proper to members of the nominating and corporate governance committee or a subcommittee thereof; and
•	overseeing the Company’s cybersecurity risk processes and policies with senior management.
A more detailed description of our nominating and corporate governance committee’s functions can be found in our nominating and corporate governance committee charter at https://ir.virnetx.com/ under the “Investors” tab in the “Corporate Governance” subcategory, or by writing to us at VirnetX Holding Corporation, P.O. Box 439, Zephyr Cove, NV 89448 (Attention: Investor Relations).
Stockholder Recommendations and Nominees
The policy of our nominating and corporate governance committee is to consider properly submitted recommendations for candidates to the Board from stockholders. In evaluating such recommendations, our nominating and corporate governance committee seeks to achieve a balance of experience, knowledge, integrity, and capability on the Board and to address the membership criteria set forth under “Director Qualifications” below. Any stockholder recommendations for consideration by our nominating and corporate governance committee should include (1) the name, age, business address and residence address of such person, (2) the principal occupation or employment of such person, (3) the class and number of shares of the Company that are beneficially owned by such person, and (4) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including, without limitation, such person’s written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected).
Stockholder recommendations to the Board should be sent to our Corporate Secretary at VirnetX Holding Corporation, P.O. Box 439, Zephyr Cove, Nevada 89448.
In addition, our Bylaws permit stockholders to nominate directors for consideration at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our Bylaws, which includes information required by Rule 14a-19 under the Exchange Act. For a description of the process for nominating directors in accordance with our Bylaws, see “How do I submit a stockholder proposal for the 2026 Annual Meeting of Stockholders?” of this Proxy Statement and our Bylaws which have been filed with the SEC.
Director Qualifications
Our nominating and corporate governance committee evaluates and recommends candidates for membership on the Board consistent with criteria established by the Board. The Board has not formally established any specific, minimum qualifications that must be met by each candidate for the Board or specific qualities or skills that are necessary for one or more of the members of the Board. However, our nominating and corporate governance committee, when considering a potential candidate, will factor into its determination the following qualities of a candidate, among others: educational background, professional experience, including whether the person is a current or former chief executive officer or chief financial officer of a public company or the head of a division of a large international organization, knowledge of our business, integrity, professional reputation, independence, wisdom, and ability to represent the best interests of our stockholders, diversity, and with respect to diversity, such factors as gender, race, ethnicity and experience, area of expertise, potential conflicts of interest and other commitments and other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on the Board.
Identification and Evaluation of Nominees for Directors
Our nominating and corporate governance committee uses a variety of methods for identifying and evaluating nominees for any position on the Board. Our nominating and corporate governance committee regularly assesses the appropriate size and composition of the Board, the needs of the Board, the respective committees of the Board, and the qualifications of candidates in light of these needs. Candidates may come to the attention of the nominating and corporate governance committee through stockholders, management, current members of the Board, or third-party search firms engaged by the nominating and corporate governance committee.
Once the nominating and corporate governance committee has identified a prospective nominee, the nominating and corporate governance committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on the information provided to the nominating and corporate governance committee concerning the prospective candidate, as well as the nominating and corporate governance committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. If the nominating and corporate governance committee determines, in consultation with other Board members as appropriate, that additional consideration is warranted, it may gather or request the third-party search firm to gather additional information about the prospective nominee’s background and experience. The nominating and corporate governance committee then evaluates the prospective nominee, taking into account whether the prospective nominee is independent within the meaning of the listing standards of NYSE and such other factors as it deems relevant, including the current composition of the Board, the balance of management and independent directors, the need for audit committee or compensation committee expertise, the prospective nominee’s qualifications as discussed above, the diversity of the member’s skills and experience in areas that are relevant to the Company’s businesses and activities, and its evaluations of other prospective nominees. In connection with this evaluation, the nominating and corporate governance committee determines whether to interview the prospective nominee and, if warranted, one or more members of the nominating and corporate governance committee and others, as appropriate, conduct interviews in person or by telephone. After completing this process, the nominating and corporate governance committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the nominating and corporate governance committee. The nominating and corporate governance committee follows the same process and uses the same criteria for evaluating candidates proposed by stockholders, members of the Board, and members of management.
The nominating and corporate governance committee considers diversity as one of a number of factors in identifying nominees for director. It does not, however, have a formal policy in this regard. The nominating and corporate governance committee views diversity broadly to include diversity of experience, skills, and viewpoint as well as traditional diversity concepts such as race or gender.
Audit Committee Matters
Membership and Independence
Ms. Chow and Messrs. Angelo, Feiner and O’Brien comprise our audit committee, with Mr. O’Brien serving as the chairman. Ms. Chow was appointed as a member of the audit committee in March 2025. The Board has determined that each of Ms. Chow and Messrs. Angelo, Feiner and O’Brien satisfies the requirements for independence under the rules and regulations of NYSE and the SEC, including the enhanced standards for audit committee members. The Board has also determined that Mr. O’Brien qualifies as an “audit committee financial expert” as defined in the SEC rules and satisfies the financial sophistication requirements of NYSE. Our audit committee met five times in 2024.
Responsibilities
Our audit committee is responsible for, among other things:
•	appointment of and approval of compensation for our independent public accounting firm and overseeing its performance and independence;
•	overseeing our accounting and financial reporting processes;
•	overseeing the audits of our financial statements;
•	overseeing the effectiveness of our internal controls over financial reporting;
•	preparing the audit committee report that the SEC requires in our annual proxy statement.
A more detailed description of our audit committee’s functions can be found in our audit committee charter at https://ir.virnetx.com/ under the “Investors” tab in the “Corporate Governance” subcategory, or by writing to us at VirnetX Holding Corporation, P.O. Box 439, Zephyr Cove, Nevada 89448 (Attention: Investor Relations).
Compensation Committee Matters
Membership and Independence
Ms. Chow and Messrs. Angelo, Feiner and O’Brien comprise our compensation committee, with Mr. Feiner serving as the chairman. Ms. Chow was appointed as a member of the compensation committee in March 2025. The Board has determined that each of Ms. Chow and Messrs. Angelo, Feiner and O’Brien satisfies the requirements for independence under the rules of NYSE including the enhanced standards for compensation committee members, and is a “non-employee director” within the meaning of Section 16 of the Exchange Act. Our compensation committee met five times in 2024.
Responsibilities, Processes and Procedures
Our compensation committee’s responsibilities and primary processes for establishing and overseeing executive compensation include, among other things:
•	exclusive authority to determine the amount and form of compensation paid to the Company’s Chief Executive Officer;
•	determining the amount and form of compensation paid to the Company’s executive officers, officers, employees, consultants and advisors;
•	administering our equity incentive plans;

•	engaging, compensating and terminating compensation consultants, legal counsel and such other advisors to assist the compensation committee;
•
reviewing and discussing with management to Company’s proposed disclosure under “Compensation Discussion and Analysis” as set forth in Regulation S-K and recommending to the Board whether such disclosure should be included in the Company’s public filings, as applicable;

•	preparing the compensation committee report that the SEC requires in our annual proxy statement, as applicable;
•	recommending the compensation of non-employee directors to the Board;
•	making regular reports to the Board with respect to significant actions and determinations made by the compensation committee; and
•	reviewing, approving and administering, including the adoption, amendment or termination of, the Company’s compensation recovery policy (“Clawback Policy”).
Our Chief Executive Officer generally attends compensation committee meetings and makes recommendations to our compensation committee regarding the amount and form of the compensation of the other executive officers and key employees. He is not present for any of the executive sessions or for any decisions regarding his own compensation.
Except with respect to determining the Chief Executive Officer’s compensation, the compensation committee may delegate its authority to a subcommittee thereof and, to the extent permitted by applicable law, the compensation committee may delegate to officers or appropriate supervisory personnel the authority to grant stock awards to non-executive, non-director employees.
A more detailed description of our compensation committee’s functions can be found in our compensation committee charter at https://ir.virnetx.com/ under the “Investors” tab in the “Corporate Governance” subcategory, or by writing to us at VirnetX Holding Corporation, P.O. Box 439, Zephyr Cove, Nevada 89448 (Attention: Investor Relations).
Compensation Committee Interlocks and Insider Participation
In 2024, Messrs. Angelo, Feiner and O’Brien served as members of our compensation committee. No member of our compensation committee was an officer or employee of VirnetX in 2024. In addition, no member of our compensation committee or executive officer of the Company served as a member of the Board or compensation committee of any entity that has an executive officer serving as a member of the Board or our compensation committee.
Communications with the Board
Any of our stockholders and other interested parties who wish to communicate with the Board, a committee of the Board, the non-management directors as a group, or any individual member of the Board, may send correspondence to our Corporate Secretary at VirnetX Holding Corporation, P.O. Box 439, Zephyr Cove, Nevada 89448.
Our Corporate Secretary will compile and submit on a periodic basis all stockholder correspondence to our entire Board, or, if and as designated in the communication, to a committee of the Board, our non-management directors as a group, or an individual Board member. The independent directors of the Board review and approve the stockholders’ communications process periodically to ensure effective communication with stockholders.
Director Compensation
Directors who are also our employees are not compensated for serving on the Board. Information regarding compensation otherwise received by our directors who are also named executive officers is provided under the heading “Executive Compensation and Other Matters.”
Our compensation committee periodically reviews director compensation in consultation with its independent compensation consultant, Compensia, Inc., or Compensia. Any recommendations for changes are made to our full Board by our compensation committee. Our compensation committee last reviewed our director compensation program in March 2025 and determined that no changes are recommended.

Cash Compensation of Non-employee Directors for 2024
In 2024, consistent with our compensation policy in effect for 2024 (the “Compensation Policy”), we provided the following cash compensation for non-employee directors:

Annual Retainer	Additional Retainer for the Committee Chairperson of			Additional Retainer for a Non- Chairperson Committee Member of
Retainer	Audit	Compensation	Nominating & Corporate Governance	Audit	Compensation	Nominating & Corporate Governance
$75,000	$25,000	$15,000	$15,000	$5,000	$5,000	$5,000

We do not pay meeting fees for Board or committee meetings.
Stock Compensation of Non-Employee Directors for 2024
Consistent with our Compensation Policy, stock compensation for non-employee directors is provided as follows:
•
Upon the initial election or appointment to the Board of a new non-employee director, such individual will be granted an award of such number of shares of restricted stock (an “Initial Award”) equal to the lesser of (a) 22,500 shares of our Common Stock or (b) that number of shares equal to the quotient obtained by dividing $450,000 by the fair market value per share on the date the individual first becomes a non-employee director, rounded down, if necessary, to the nearest whole share. The Initial Award will be scheduled to vest annually with respect to 1/3rd of the total number of shares subject to the Initial Award, on each one year anniversary following the grant date; provided, however, that any shares subject to the Initial Award that remain unvested as of the close of business on the day prior to the Company’s third annual meeting of the Company’s stockholders that occurs after the date on which such individual first becomes an non-employee director shall fully vest on such date, in each case, subject to the non-employee director continuing to be a service provider through the applicable vesting date; and provided further that the Initial Award shall become fully vested immediately prior to a “change in control” (as defined in the Plan, as defined below) of the Company.

•
Each existing non-employee director will be granted, under the Compensation Plan, an award of such number of shares of restricted stock (an “Annual Award”) equal to the lesser of (a) 7,500 shares of common stock, or (b) that number of shares of common stock equal to the quotient obtained by dividing $150,000 by the fair market value per share on the date of the annual meeting of stockholders to which such Annual Award related, rounded down, if necessary, to the nearest whole share. Each Annual Award will be scheduled to vest on the earlier of (a) the one-year anniversary of the date the Annual Award is granted, or (b) the close of business on the day prior to the date of the next annual meeting of stockholders following the date the Annual Award is granted, in each case, condition upon continued service as a director; provided that these Annual Awards become fully vested immediately prior to a “change in control” (as defined in the Plan) of the Company.

The following table shows the compensation earned by or paid to each of our non-employee directors for 2024:

Name(1)	Fees Earned or Paid in Cash	Stock Awards(2)	Option Awards(2)	Total
Thomas M. O’Brien	$110,000	$27,825	$—	$137,825
Michael F. Angelo	$100,000	$27,825	$—	$127,825
Gary W. Feiner	$100,000	$27,825	$—	$127,825
Heidy Chow	$37,500(3)	$83,475	$—	$158,475

(1)	This table includes the compensation of only non-employee directors. For Mr. Larsen’s compensation, please see “Executive Compensation and Other Matters” of this Proxy Statement.
(2)
The amounts in this column reflect the aggregate grant date fair value of the stock awards and option awards computed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, or FASB ASC Topic 718. The Company calculates the fair value of restricted stock awards (“RSAs”) based on the fair market value of the Company’s common stock on the grant date. There can be no assurance that these amounts will ever be realized. For information on the valuation assumptions used in valuing these stock option awards, refer to Note 6 titled “Stock-Based Compensation” in the Notes to the Financial Statements contained in the Company’s Annual

Report on Form 10-K for fiscal year ended December 31, 2024. The Company has not granted stock option awards to its non-employee directors since the last grant in the fiscal year ended December 31, 2023.
(3)	Ms. Chow’s compensation for the 2024 was pro-rated due to her appointment to the Board in June 2024.
The following table lists all outstanding equity awards held by our non-employee directors as of December 31, 2024:

Name	Aggregate Number of Shares Underlying Outstanding Options	Number of Shares Underlying Unvested Stock Awards
Thomas M. O’Brien	5,625	7,500
Michael F. Angelo	5,625	7,500
Gary W. Feiner	5,625	7,500
Heidy Chow	—	22,500

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the beneficial ownership of our Common Stock as of March 31, 2025 by:
•
all persons known to us, based on statements filed by such persons pursuant to Section 13(d) or 13(g) of the Exchange Act or in statements made to us, to be the beneficial owners of more than 5% of our Common Stock;

•	each director and nominee for director;
•	each of our named executive officers as listed in the “Summary Compensation Table” of this Proxy Statement; and
•	all current directors and executive officers as a group.
This table lists applicable percentage ownership based on 4,238,581 shares of Common Stock outstanding as of March 31, 2025. Securities that a person has a right to acquire pursuant to SEC rules within 60 days of March 31, 2025 are deemed to be beneficially owned by the persons holding these securities for the purpose of computing the number of shares owned by, and percentage ownership of, that person, but are not treated as outstanding for the purpose of computing any other person’s number of shares owned or ownership percentage.
Except as indicated by footnote, and subject to applicable community property laws, each person identified in the table possesses, to the best of our knowledge, sole voting and investment power with respect to all capital stock shown to be held by that person. The address of each executive officer and director, unless indicated otherwise, is c/o VirnetX Holding Corporation, P.O. Box 439, Zephyr Cove, NV, 89448.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
5% or Greater Stockholders:
Kendall Larsen	523,274(2)	12.17%
Directors and Named Executive Officers:
Kendall Larsen	523,274(2)	12.17%
Robert D. Short III, Ph.D.	110,209(3)	2.56%
Katherine Allanson	37,407(4)	*
Michael F. Angelo	20,459(5)	*
Gary W. Feiner	16,874(6)	*
Thomas M. O’Brien	25,457(7)	*
Heidy Chow	22,500(8)	*
All directors and current executive officers as a group (7 persons)	756,179(9)	17.23%

(*)	Less than 1%.
(1)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Securities that are exercisable, convertible or to which a holder has a right to acquire within 60 days of March 31, 2025 are deemed outstanding for purposes of computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. The indication herein that shares are beneficially owned is not an admission on the part of the listed stockholder that he, she or it is or will be a direct or indirect beneficial owner of those shares.

(2)
Includes (i) 60,628 shares of common stock issuable upon exercise of options presently exercisable or exercisable within 60 days of March 31, 2025, of which, 27,946 are held by Kathleen Larsen, (ii) 15,000 shares held of record by K2 Investment Fund, LLC, of which Mr. Larsen and Mrs. Larsen are the sole member-managers, and (iii) 74,105 shares of common stock held by Mrs. Larsen. Excludes 30,676 shares obtained prior to 2021 and held by the Kathleen Sheehan Revocable Trust dated 2/5/2009 and shares, stock options, and restricted stock units (“RSUs”) held by Mr. and Mrs. Larsen’s adult children. Mr. Larsen disclaims beneficial ownership of the excluded shares.

(3)
Includes (i) 67,524 shares of common stock issuable upon exercise of options presently exercisable or exercisable within 60 days of March 31, 2025 and (ii) 11,278 shares of common stock owned by the Short Revocable Living Trust.

(4)	Includes 6,000 shares of common stock issuable upon exercise of options presently exercisable or exercisable within 60 days of March 31, 2025.
(5)	Includes 5,625 shares of common stock issuable upon exercise of options presently exercisable or exercisable within 60 days of March 31, 2025.
(6)	Includes 5,625 shares of common stock issuable upon exercise of options presently exercisable or exercisable within 60 days of March 31, 2025.
(7)	Includes 5,625 shares of common stock issuable upon exercise of options presently exercisable or exercisable within 60 days of March 31, 2025.
(8)	Ms. Chow holds no rights to acquire stock within 60 days of March 31, 2025.
(9)
Includes the following securities beneficially held by our current directors and executive officers as a group: 151,027 shares of common stock issuable upon exercise of options presently exercisable or exercisable within 60 days of March 31, 2025.

PROPOSAL I:

ELECTION OF THE CLASS III DIRECTOR
The Board consists of five members. In accordance with our Amended and Restated Certificate of Incorporation, the Board is divided into three classes with staggered three-year terms. At the Annual Meeting, one Class III director will be elected for a three-year term to serve until the 2028 annual meeting and until their respective successor is qualified and elected, or until their earlier death, resignation or removal.
Nominees
The nominating and corporate governance committee of the Board recommended, and the Board approved, Michael F. Angelo as our Class III director nominee for election to the Board at the Annual Meeting. If elected, Mr. Angelo will continue to serve until our annual meeting in 2028, and until his respective successor is qualified and elected or until his earlier death, resignation or removal.
Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” Mr. Angelo as the Class III director. If the nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for another nominee designated by the Board. We are not aware of any reason that the nominee would be unable or unwilling to serve as a director.
Vote Required
The director nominee receiving the highest number of votes cast by the shares present (including virtually) or by proxy and entitled to vote at the Annual Meeting on this matter will be elected to the Board. Votes that are withheld and broker non-votes will be excluded entirely and will have no effect in the election of the director.
The Board of Directors unanimously recommends that stockholders vote “FOR” the election of Michael F. Angelo as the Class III Director.

PROPOSAL II:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
The audit committee has selected Farber Hass Hurley LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 and recommends that stockholders vote for ratification of such appointment. Although ratification by stockholders is not required by law, the Company has determined that it is desirable to request ratification by the stockholders of this appointment. If the stockholders do not ratify the appointment of Farber Hass Hurley LLP, the audit committee may reconsider its appointment. Notwithstanding its appointment or voting results, the audit committee, in its discretion, may appoint a new independent registered public accounting firm at any time during the year if the audit committee believes that such a change would be in the best interests of the Company and its stockholders.
Farber Hass Hurley LLP has audited our consolidated financial statements annually since it was first appointed in 2008. We expect that representatives of Farber Hass Hurley LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.
Principal Accountant Fees & Services
The following table sets forth the costs we incurred for services provided by Farber Hass Hurley LLP, our independent registered public accounting firm, which audited our financials for the years ended December 31, 2024 and December 31, 2023.

	Fiscal Year Ended December 31(1)
	2024	2023
Audit Fees	$192,950	$189,560
Audit-Related Fees	$20,090	$30,125
Tax Fees	$—	$—
All Other Fees	$—	$—
Total Fees	$213,040	$219,685

(1)	Reflects the fees approved by the Company and billed or to be billed by Farber Hass Hurley LLP with respect to services performed for the audit and other services for the applicable fiscal year.
Audit Fees. Consists of fees billed for professional services rendered in connection with the audit of our consolidated financial statements, including the audit of internal control over financial reporting, review of the interim consolidated financial statements included in our quarterly reports, and accounting services in connection with securities offerings.
Audit-Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include consultations in connection with financial accounting and reporting standards.
Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice and tax planning. We have nothing to report in this line item as we did not engage Farber Hass Hurley LLP to perform tax-related services for the Company.
All Other Fees. We have nothing to report in this line item as we did not engage Farber Hass Hurley LLP to perform services not covered by the preceding three categories.
Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our audit committee’s policy is to pre-approve all services provided by our independent registered public accounting firm. For 2024, our audit committee pre-approved 100% of all services provided by our independent registered public accounting firm. These services include audit services and audit-related services. Our independent registered public accounting firm is required to periodically report to our audit committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre-approval policy.

Our audit committee may also delegate pre-approval authority to one or more of its members. Such member(s) must report any such pre-approval to our audit committee at the next scheduled meeting.
Vote Required
Ratification of Farber Hass Hurley LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 will require the affirmative vote of a majority of the shares present (including virtually) or by proxy and entitled to vote at the Annual Meeting on this matter. Abstentions will have the same effect as a vote “against” the ratification of Farber Hass Hurley LLP as our independent registered public accounting firm, and broker non-votes will have no effect. Because this is a routine proposal, we do not expect any broker non-votes on this proposal.
The Board of Directors, on behalf of the audit committee, recommends that stockholders vote “FOR” the ratification of the appointment of Farber Hass Hurley LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

PROPOSAL III:

ADVISORY VOTE TO APPROVE THE COMPENSATION OF NAMED EXECUTIVE OFFICERS
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables our stockholders to approve, on an advisory or non-binding basis, the compensation of our named executive officers as disclosed pursuant to Section 14A of the Exchange Act. This proposal, commonly known as a “Say-on-Pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies and practices described in this proxy statement.
The Say-on-Pay vote is advisory, and therefore is not binding on us, our compensation committee or our Board. The Say-on-Pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies and practices, which our compensation committee will be able to consider when determining executive compensation for the remainder of the current fiscal year and beyond. Our Board and our compensation committee value the opinions of our stockholders. To the extent there is any significant vote against the compensation of our named executive officers as disclosed in this proxy statement, we will endeavor to communicate with stockholders to better understand the concerns that influenced the vote and consider our stockholders’ concerns, and our compensation committee will evaluate whether any actions are necessary to address those concerns.
We believe that the information provided in the section titled “Executive Compensation and Other Matters,” and in particular the information discussed in the section titled “Executive Compensation and Other Matters – Executive Compensation Process,” demonstrates that our executive compensation program was designed appropriately and is working to ensure management’s interests are aligned with our stockholders’ interests to support long-term value creation. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the stockholders approve, on an advisory basis, the compensation paid to our named executive officers, as disclosed in the proxy statement for the Annual Meeting pursuant to the compensation disclosure rules of the SEC, including the compensation tables and narrative discussion and other related disclosure.”
Vote Required
The approval, on an advisory basis, of the compensation of our named executive officers requires the affirmative vote of a majority of the shares present (including virtually) or by proxy and entitled to vote at the Annual Meeting on this matter. Abstentions will have the effect of a vote “against” this proposal, and broker non-votes will have no effect.
As an advisory vote, the result of this proposal is non-binding. Although the vote is non-binding, our Board and our compensation committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.
The Board of Directors recommends a vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers.

EXECUTIVE OFFICERS
The following table sets forth the respective names, ages and positions of our named executive officers as of March 31, 2025.

Name	Age	Position
Kendall Larsen	68	Chairman of the Board of Directors, President and Chief Executive Officer
Robert D. Short III, Ph.D.	73	Chief Scientist
Katherine Allanson	64	Chief Financial Officer

The biography of Mr. Larsen is set forth under the heading “Board of Directors” in this Proxy Statement.
Dr. Short has been the Chief Scientist for the Company since May 2006 and was the Chief Technical Officer from June 2010 to September 2021. He was a director of the Company from July 2010 to June 2024. From February 2000 to April 2007, Dr. Short was Assistant Vice President and Division Manager at Science Applications International Corporation, or SAIC, from which we acquired certain patents in 2006. From 1994 to February 2000, he also held various other positions at SAIC. Prior to SAIC, he worked at ARCO Power Technologies, Inc. (Atlantic Richfield Petroleum), Sperry Corporate Technology Center and Sperry Research Center. He has a Ph.D. in Electrical Engineering from Purdue University along with a M.S. in Mathematics and a B.S. in Electrical Engineering from Virginia Tech.
Ms. Allanson has been our Chief Financial Officer since September 2021. Prior to this, Ms. Allanson served as the Company’s Controller from August 2021 to September 2021 and as an independent consultant providing accounting and reporting services to the Company from October 2011 until August 2021. Ms. Allanson has also provided and does continue to provide similar independent consulting services for other public and private companies and certified public accountant firms. Ms. Allanson earned her Bachelor of Science in Accounting from Auburn University in 1987 and is a Licensed Certified Public Accountant.
Each officer serves at the discretion of the Board and holds office until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. There are no family relationships among any of our directors or executive officers.

EXECUTIVE COMPENSATION AND OTHER MATTERS
Compensation Program Objectives
The primary objectives of our executive compensation program are:
•	attracting and retaining the most talented and dedicated executives possible;
•	correlating annual and long-term cash and stock incentives to achievement of measurable performance objectives; and
•	aligning executives’ incentives with stockholder value creation.
To achieve these objectives, we implement and maintain compensation plans that tie a substantial portion of each executive officer’s overall compensation to key strategic financial and operational goals, such as revenue-generating activities, product and technical development, corporate public relations and stockholder value creation. The compensation committee’s approach emphasizes the setting of compensation at levels it believes are competitive with executives at other companies of similar size and stage of development who are operating in the information technology industry while taking into account our relative performance, key qualitative factors such as executive performance, criticality and tenure and our own strategic goals.
Executive Compensation Process
Role of the Compensation Committee
We maintain an executive compensation program comprised of multiple elements. The compensation committee typically reviews the elements of compensation for our named executive officers semiannually. The compensation committee makes all compensation decisions with regard to our Chief Executive Officer and the Company’s other named executive officers. In addition, the compensation committee is responsible for determining for all executive officers: annual base salary, annual incentive bonus, including specific goals, as applicable, and amount, equity compensation, employment agreements, severance arrangements and change in control agreements/provisions, if any, and any other benefits or compensation arrangement; evaluating and recommending to the Board compensation plans, policies, and programs for our Chief Executive Officer and other executive officers; administering our equity incentive plans; and preparing the compensation committee report that the SEC requires in our annual proxy statement, as applicable.
Our success largely depends on the skills, experience and efforts of our key personnel, including Mr. Larsen, Dr. Short and Ms. Allanson. Generally, the compensation committee seeks to provide compensation for our executive officers that is market competitive and provides incentives for our executive officers to remain with the Company and to drive development in the Company’s business. In setting executive compensation, the compensation committee considers various factors such as Company performance and individual performance, the importance of the officer’s role and the scope of the officer’s responsibilities (for example, job responsibilities that are broader than the specific position may suggest), current executive equity holdings and retention hold and competitive market data for executives in similar positions.
Role of the Chief Executive Officer and Management in Compensation Decisions
Our Chief Executive Officer generally attends the compensation committee’s meetings and makes recommendations to the compensation committee regarding the amount and form of the compensation of the other named executive officers and employees. He is not present for any of the executive sessions or for discussion related to his own compensation.
Compensation Consultant
The compensation committee retains sole authority to hire a compensation consultant, approve its compensation, determine the nature and scope of its services, evaluate its performance, and terminate its engagement.
From time to time, the compensation committee engages with Compensia as its compensation consultant to:
•	review the Company’s current executive and director compensation practices; and
•	review and compare proposed cash and equity compensation adjustments for named executive officers relative to competitive market data previously developed by Compensia for the compensation committee.

Elements of Executive Compensation
Our executive compensation program consists of the following elements:
•
Base Salary. Base salaries for our named executive officers are established based on the scope of their responsibilities, taking into account competitive market compensation paid by other companies for similar positions. Generally, the program is designed to deliver executive base salaries within the range of salaries for executives with the requisite skills in similar positions with similar responsibilities and similar tenure at comparable companies, in line with our compensation philosophy. Executives with more experience, critical skills, and/or considered key performers may be compensated above the range as part of our strategy for attracting, motivating and retaining highly experienced and high performing employees. Base salaries are reviewed annually and adjusted from time to time after taking into account relevant market data, individual responsibilities, performance, and experience.

•
Annual Incentive Bonus. Each year, the compensation committee establishes an annual incentive bonus amount for each named executive officer based on a percentage of the executive’s base salary. The incentive bonus, combined with base salary, is intended to provide our executive officers with a competitive cash compensation package that will aid in the retention of the employee, as well as provide an incentive and a reward for strong Company and individual performance. The chief executive officer and the compensation committee agree on general performance objectives for our named executive officers for the year, but the compensation committee has the sole discretion to determine following the end of the fiscal year whether, and the extent to which, the performance objectives were met and the amount of the annual incentive bonuses to be paid. Given the Company’s rapidly evolving business model, this structure provides the compensation committee with flexibility to reward strategic and operational goals that may not be quantifiable and allows the compensation committee to take into account the Company’s overall performance based on a multitude of factors. The compensation committee generally utilizes the annual incentive bonuses to compensate officers for achieving financial and operational goals and for individual performance. Performance factors considered when determining bonuses typically include strategic factors such as establishment and maintenance of key strategic relationships, development and implementation of our licensing strategy, development of our product, identification and advancement of additional products, litigation strategies and financial factors such as improving our results of operations, and increasing the price per share of our Common Stock.

•
Long-Term Incentive Program. We believe that long-term performance is achieved through an ownership culture that encourages high performance by our named executive officers through the use of stock-based awards. Our Amended and Restated 2013 Equity Incentive Plan (the “Plan”) was established to provide our employees, including our named executive officers, with incentives to help align those employees’ interests with the interests of stockholders. Our compensation committee believes that the use of stock-based awards offers the best approach to achieving our compensation goals. Our Plan allows for stock options, RSAs, RSUs, stock appreciation rights, performance units, performance shares and performance bonus awards. In 2024, we granted RSAs under our Plan to our named executive officers.

Stock-based awards are made at the commencement of employment, may be made annually based upon performance and, occasionally, following a significant change in job responsibilities or to meet other special retention objectives. The compensation committee reviews and approves stock-based awards to named executive officers based upon a review of competitive compensation data, its assessment of individual performance, a review of each executive’s existing long-term incentives, and retention considerations. In determining the number of stock-based awards granted to our named executive officers, we take into account the individual’s position, scope of responsibility, ability to affect profits and stockholder value, the individual’s historic and recent performance, the value of stock-based awards in relation to other elements of the individual executive’s total compensation and relative to comparable companies. We expect to continue to use stock-based awards as a long-term incentive vehicle because we believe that stock-based awards:
•
align the interests of executives with those of the stockholders, support a pay-for-performance culture, foster employee stock ownership, and focus the management team on increasing value for the stockholders;

•	are performance-based in that the value of awards is tied directly to our stock price performance;

•
help to provide a balance to the overall executive compensation program as base salary and our annual bonus program focus on short-term compensation, while the vesting of stock options, RSAs and RSUs provide incentives to increase stockholder value over the longer term; and

•	include vesting restrictions that encourage executive retention and the preservation of stockholder value.
Named Executive Officers’ Compensation Decisions for 2024
In 2024, the compensation committee undertook a full review of the compensation of our named executive officers, and following this review, in November 2024, the compensation committee increased the base salaries for 2024 for each of our named executive officers compared to 2023 (as described in greater detail below).
The compensation for our named executive officers for 2024 is presented in the table below.

Name	Base Salary 2024	Targeted Cash Incentive Opportunity for 2024(1)	Actual Cash Incentive Paid for 2024(2)	Annual Incentive Bonus 2024(3)	Number of Shares Underlying Stock Option Grants for 2024(4)	Number of Shares Underlying Stock Awards for 2024(4)	All Other Compensation
Kendall Larsen President & Chairman, Chief Executive Officer	$821,461	75%	75%	$616,096	—	50,000	$63,189(5)
Robert D. Short III, Ph.D. Chief Scientist	$522,655	50%	50%	$261,328	—	30,000	$13,800(6)
Katherine Allanson Chief Financial Officer	$325,453	50%	50%	$162,727	—	30,000	$13,413(7)

(1)	The target bonus level for cash incentive opportunities was calculated as a percentage of base salary.
(2)	The actual bonus level for cash incentive opportunities was calculated as a percentage of base salary.
(3)	The bonus amounts in this column reflect the annual incentive bonuses paid in 2024.
(4)	Stock option grants and stock awards made under the Plan. The Company has not granted stock option awards to its executive officers since the last grant in the fiscal year ended December 31, 2022.
(5)	Reflects $63,189 for accrued, but unused vacation in 2024.
(6)	Reflects payment of $13,800, which are employer contributions to the Company’s 401(k) plan in 2024.
(7)	Reflects payment of $13,413, which are employer contributions to the Company’s 401(k) plan in 2024.
Base Salary
Mr. Larsen is our President and Chief Executive Officer, as well as Chairman of the Board. Mr. Larsen, a founder of VirnetX Inc., has driven the organization’s performance, leading it from inception, through the early start-up phase and through several rounds of financing. He has also helped drive significant revenues, and achievement of operational and strategic milestones. The compensation committee believes that Mr. Larsen is critical to our ability to pursue our licensing strategy going forward. In light of these considerations and the other factors described above, in November 2023, the compensation committee increased Mr. Larsen’s base salary from $789,867 to $821,461 for 2024, an increase of approximately $31,594 or 4%, from 2023. The compensation committee felt this salary increase was warranted due to the value Mr. Larsen brings to the Company through his key role in the management of the Company during his long tenure, as well as our successes under his leadership in product development, licensing, and litigation matters.
Dr. Short has significant scientific and technological expertise, and the compensation committee considered his technical, scientific and management skills, his level of responsibility and expected contributions to intellectual property and product development. In light of these considerations and the other factors described above, in November 2023, the compensation committee increased Dr. Short’s base salary from $502,554 to $522,655 for 2024, an increase of approximately $20,101, or 4%, from 2023. The compensation committee felt this salary increase was appropriate given his long tenure with us and contributions to our business.
Ms. Allanson has significant public company experience as well as institutional knowledge of the Company, having provided independent consultant accounting and reporting services to the Company since October 2011, and the compensation committee considered her technical and strategic skills, her level of responsibility and expected contributions to our further success. In light of these considerations and the other factors described above, in November 2023, the compensation committee increased Ms. Allanson’s base salary from $312,936 to $325,453 an increase of approximately $12,517 or 4% from 2023. The compensation committee felt this salary increase was appropriate given her experience with us and contributions to our business.
Bonuses
2024 Annual Incentive Bonus
In 2024, the compensation committee set the 2024 target incentive opportunity percentages for Mr. Larsen to 75%, and Dr. Short and Ms. Allanson to 50% of their respective 2024 base salary. In November 2024, the compensation committee reviewed the Company’s performance in 2024 and the contributions that our named executive officers made to such performance. The compensation committee determined to pay bonuses equal to 75%, 50% and 50% for Mr. Larsen, Dr. Short and Ms. Allanson, respectively, of their respective 2024 base salaries in light of the Company’s overall performance for 2024. In making such payments, the compensation committee considered various factors, including advances in product development and their contributions in achieving this performance, the achievement of certain licensing, technical, investment and partnership milestones, and the development of the Company’s direction into governments agencies and institutions in the space and defense industry, none of which were given any particular weight or assigned a dollar value. The resulting aggregate 2024 annual incentive bonus payments paid to Mr. Larsen, Dr. Short and Ms. Allanson were $616,096, $261,328 and $162,727, respectively.
Equity Incentive Compensation
In 2024, the compensation committee approved grants of RSAs to Mr. Larsen, Dr. Short and Ms. Allanson as shown in the table below.
In determining 2024 RSAs for Mr. Larsen, Dr. Short and Ms. Allanson, the compensation committee reviewed various factors, including the Company’s performance, each officer’s performance and perceived criticality to future success, market practices with respect to long-term incentives, and total annual equity allocations at the Company for 2024.

Name	Position	Grant Date	Number of Shares Underlying Stock Award(1)	Stock Award Grant Date Fair Value(2)
Kendall Larsen	Chief Executive Officer,President and Chairman	11/14/2024	50,000	$295,000
Robert D. Short III, Ph.D.	Chief Scientist	11/12/2024	30,000	$182,400
Katherine Allanson	Chief Financial Officer	11/12/2024	30,000	$182,400

(1)
Subject to the continued service of the named executive officer, 1/4 of the total number of shares of RSAs shall vest and become exercisable on the one-year anniversary of the grant date, and 1/4 of the total number of RSAs shall vest and become exercisable on each yearly anniversary thereafter.

(2)
The amounts in this column reflect the aggregate grant date fair value of the stock awards computed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, or FASB ASC Topic 718. The Company calculates the fair value of RSAs based on the fair market value of the Company’s common stock on the grant date. There can be no assurance that these amounts will ever be realized. For information on the valuation assumptions used in valuing these stock option awards, refer to Note 6 titled “Stock-Based Compensation” in the Notes to the Financial Statements contained in the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2024.

Equity Grant Timing Practices
As discussed above, the compensation committee has developed a standard practice regarding the timing of grants of annual equity awards to our executive officers that aligns, is consistent with our annual compensation cycle based upon performance and year-end review and, occasionally, following a significant change in job responsibilities or to meet other special retention objectives. In addition, equity grants are made upon the commencement of employment. In all cases, the timing of grants of equity awards, is intended to occur independently of the release of any material nonpublic information, and we do not otherwise time the grant of equity awards to take advantage of the release of material non-public information or time the disclosure of material nonpublic information for the purpose of affecting the value of equity-based compensation. During 2024, we did not grant stock option awards to any named executive officers.

Perquisites
Our named executive officers participate in the same group insurance and employee benefit plans as our other salaried employees. At this time, we do not provide special benefits or other perquisites to our named executive officers.
Severance and Change in Control Arrangements
We do not provide change in control agreements or employment agreements providing formal cash or equity severance rights to any of our named executive officers. Our Plan allows the Board to determine the terms and condition of awards issued thereunder. The Board has made the determination that all equity awards issued under our Plan will include the provision that in the event of a “Change in Control” (as defined in our Plan), all unvested shares underlying the option, all unvested RSUs and all unvested RSAs will vest and become exercisable immediately prior to the consummation of such Change in Control transaction.
Stock Ownership Guidelines
We have not adopted stock ownership guidelines, and we currently do not require our directors or executive officers to own a particular amount of our Common Stock. The compensation committee is satisfied that stock and option holdings among our directors and executive officers are sufficient at this time to provide ongoing alignment of this group’s interests with those of our stockholders.
The Company’s insider trading policy prohibits employees, officers, directors, and consultants from engaging in any short sale, “sale against the box”, hedging or derivative transactions, such as “cashless” collars, forward contracts, equity swaps or other similar or related transactions involving the Company’s stock.
Tax and Accounting Considerations
The compensation committee considers the possible tax consequences to the Company and to its executives of our compensation programs, the accounting consequences to the Company of different compensation decisions and the impact of such decisions on stockholder dilution. With respect to the tax consequences to the Company, the compensation committee considers the potential future effects of Section 162(m) on the compensation paid to our named executive officers. Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for the chief executive officer and certain other highly compensated officers.
We follow ASC Topic 718 for our options and stock awards. ASC Topic 718 requires companies to measure the compensation expense for all share-based payment awards made to employees and directors, including stock options and other stock awards, based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the compensation tables below. ASC Topic 718 also requires companies to recognize the compensation cost of their stock-based compensation awards in their income statements over the period that a named executive officer is required to render service in exchange for the option or other award.
In approving the amount and form of compensation for our named executive officers, our compensation committee may consider all elements of the cost to us of providing such compensation, including the potential tax and accounting consequences. However, to maintain maximum flexibility in designing compensation programs, the compensation committee will not limit compensation to those levels or types of compensation that lead to a particular accounting result or level of stockholder dilution.

Summary Compensation Table
The following table sets forth summary information concerning compensation earned by the Company’s Chief Executive Officer, Chief Scientist and Chief Financial Officer.

Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Option Awards(1)	All Other Compensation	Total
Kendall Larsen Chief Executive Officer, President and Chairman	2024	$821,461	$616,096	$295,000	$—	$63,189(2)	$1,795,746
	2023	$789,867	$394,933	$27,024	$—	$887,426(3)	$2,099,250
Robert D. Short III, Ph.D. Chief Scientist	2024	$522,655	$261,328	$182,400	$—	$13,800(4)	$980,183
	2023	$502,554	$251,277	$13,507	$—	$1,437,337(3)	$2,204,679
Katherine Allanson Chief Financial Officer	2024	$325,453	$162,727	$182,400	$—	$13,413(4)	$683,993
	2023	$312,936	$156,468	$13,507	$—	$154,072(3)	$636,983

(1)
The amounts in this column reflect the aggregate grant date fair value of the stock awards and option awards computed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, or FASB ASC Topic 718. The Company calculates the fair value of RSAs based on the fair market value of the Company’s common stock on the grant date. There can be no assurance that these amounts will ever be realized. For information on the valuation assumptions used in valuing these stock option awards, refer to Note 6 titled “Stock-Based Compensation” in the Notes to the Financial Statements contained in the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2024.

(2)	Reflects payment of $63,189 for accrued, but unused vacation in 2024 for Mr. Larsen.
(3)
Reflects (i) Additional Payments (as defined below) of $826,667, $1,437,337, and $130,000 for Mr. Larsen, Dr. Short and Ms. Allanson, respectively, and (ii) payments for accrued, but unused vacation in 2023 of $60,759 and $24,072 for Mr. Larsen and Dr. Short, respectively. In March 2023, the Board declared a special cash dividend to stockholders of record as of the close of business on April 10, 2023 of $1.00 per share of common stock on a pre-split basis, payable on April 17, 2023. The Board approved a cash payment of $1.00 per share also on a pre-split basis to each holder of outstanding awards as of April 10, 2023 (the “Additional Payment”).

(4)	Reflects payment of $13,800 and $13,414, which are employer contributions to the Company’s 401(k) plan in 2024 Dr. Short and Ms. Allanson, respectively.

Outstanding Equity Awards at 2024 Fiscal Year End
The following table shows all outstanding equity awards held by the named executive officers as of December 31, 2024.

	Option Awards				Stock Awards
Name	# of Securities Underlying Unexercised Options Exercisable	# of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	# of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(1)
Kendall Larsen(2)	2,000(3)	—	$108.20	5/20/2025	—	$—
	2,000(3)	—	$94.80	5/23/2026	—	$—
	2,000(3)	—	$77.00	6/2/2027	—	$—
	11,000(3)	—	$71.00	2/16/2028	—	$—
	2,000(3)	—	$64.00	5/31/2028	—	$—
	2,000(3)	—	$122.20	5/30/2029	—	$—
	1,750(3)	—	$112.60	3/18/2030	—	$—
	2,000(3)	—	$138.40	6/2/2030	—	$—
	1,750(4)	250	$91.80	6/14/2031	—	$—
	2,406(4)	344	$91.80	6/14/2031	—	$—
	2,813(4)	1,687	$29.80	6/7/2032	—	$—
	—	—	—	—	334(5)	$2,619.15
	—	—	—	—	667(5)	$5,236.34
	—	—	—	—	1,818(6)	$14,271.30
	—	—	—	—	50,000(7)	$392,500.00
Robert D. Short III, Ph.D	1,000(3)	—	$108.20	5/20/2025	—	$—
	1,000(3)	—	$94.80	5/23/2026	—	$—
	1,000(3)	—	$77.00	6/2/2027	—	$—
	49,000(3)	—	$83.00	9/14/2027	—	$—
	6,000(3)	—	$71.00	2/16/2028	—	$—
	1,000(3)	—	$64.00	5/31/2028	—	$—
	1,000(3)	—	$122.20	5/30/2029	—	$—
	1,750(3)	—	$112.60	3/18/2030	—	$—
	1,000(3)	—	$138.40	6/2/2030	—	$—
	875(4)	125	$91.80	6/14/2031	—	$—
	1,925(4)	275	$91.80	6/14/2031	—	$—
	1,406(4)	844	$29.80	6/7/2032	—	$—
	—	—	—	—	167(5)	$1,308.20
	—	—	—	—	333(5)	$2,612.48
	—	—	—	—	909(6)	$7,131.73
	—	—	—	—	30,000(7)	$235,500.00
Katherine Allanson	500(3)	—	$103.60	12/18/2030	—	$—
	4,875(8)	1,125	$82.40	9/15/2031	—	$—
	—	—	—	—	909(6)	$7,131.73
	—	—	—	—	30,000(7)	$235,500.00

(1)
The market value is computed by multiplying (i) the number of shares of RSU or RSAs that were unvested as of December 31, 2024 that would become vested by (ii) $7.85 (the closing market price of our common stock on NYSE on December 31, 2024, the last trading day in 2023).

(2)	This table does not include options, RSUs or RSAs granted to Mrs. Larsen, which are discussed in the notes to the Beneficial Ownership Table, included in this Proxy Statement at page 21.
(3)	The shares subject to this option are fully vested and exercisable as of December 31, 2024.
(4)
The shares subject to the option vest and become exercisable in 48 equal monthly installments beginning on the one-month anniversary of the grant date, subject to the optionee’s continued status as a service provider of the Company on each such date.

(5)	The RSUs shall vest in four equal annual installments beginning on the one-year anniversary of the grant date.
(6)
1/48 of the total number of shares of RSAs shall vest and become exercisable on the one-month anniversary of the grant date, and 1/48 of the total number of RSAs shall vest and become exercisable on each monthly anniversary thereafter, subject to the grantee’s continued service as a service provider of the Company on each date.

(7)
1/4 of the total number of shares of RSAs shall vest and become exercisable on the one-year anniversary of the grant date, and 1/4 of the total number of RSAs shall vest and become exercisable on each yearly anniversary thereafter, subject to the grantee’s continued service as a service provider of the Company on each date.

(8)
1/4 of the shares subject to this option vest and become exercisable on the one-year anniversary of the grant date, and the remaining vest in 36 equal installments on the one-month anniversary of the grant date, subject to the optionee’s continued status as a service provider of the Company on each date.

Potential Payments Upon Termination or Change in Control
As stated elsewhere in this Proxy Statement, we do not provide change in control agreements or employment agreements providing formal cash or equity severance rights to any of our named executive officers. However, the Board has made the determination that all equity awards issued under our Plan will include the provision that in the event of a “Change in Control” (as defined in our Plan), all unvested shares underlying the option, all unvested RSUs and all unvested RSAs will vest and become exercisable immediately prior to the consummation of such Change in Control transaction.
The table below provides an estimate of the value of the equity awards that will vest and become immediately exercisable prior to the consummation of such Change in Control transaction for each of our named executive officers for our fiscal year ended December 31, 2024, assuming that the change in control was effective on December 31, 2024. The amounts reported in the table reflect the aggregate market value of the unvested shares of our common stock underlying outstanding stock option, RSAs and RSU awards.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting(2)
Kendall Larsen	2,281	$—	52,115	$409,100.40
Robert D. Short III, Ph.D.	1,244	$—	31,056	$243,789.21
Katherine Allanson	1,125	$—	30,557	$239,868.53

(1)
The aggregate market value is computed by multiplying (i) the number of shares of our common stock underlying unvested and outstanding stock options on December 31, 2024, that would become vested by (ii) the positive difference, if any, between $7.85 (the closing market price of our common stock on the NYSE on December 31, 2024, the last trading day in 2024) and the exercise price of such option. Because no options had an exercise price below $7.85, there would have been no value associated with their acceleration.

(2)
The aggregate market value is computed by multiplying (i) the number of unvested shares of our common stock subject to outstanding RSA and RSU awards on December 31, 2024 that would become vested by (ii) $7.85 (the closing market price of our common stock on NYSE on December 31, 2024, the last trading day in 2024).

PAY VERSUS PERFORMANCE
In 2022, the SEC released its final rules requiring that the “pay versus performance” disclosure codified in the Dodd-Frank Act of 2010 be provided by companies filing proxy and information statements regarding executive compensation. The rules require a disclosure of “compensation actually paid” to the principal executive officer (“PEO”) and named executive officers (“NEOs”) other than the PEO, as well certain other required disclosure. Compensation “actually paid” has a specific formula set forth in the rules.
The following table sets forth such pay versus performance information:

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(4)	Average Summary Compensation Table for Non- PEO NEOs(1)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Total Shareholder Return of Fixed $100 Investment(2)	Net Income (Loss)(3)
2024	$1,795,746	$1,906,614	$832,088	$890,040	$22.77	$(18,175,000)
2023	$2,099,250	$2,022,706	$1,420,834	$1,372,990	$20.30	$(27,871,000)
2022	$1,526,260	$1,269,156	$720,794	$580,325	$25.78	$(36,260,000)

(1)	PEO for 2024, 2023 and 2022: Kendall Larsen.
Non-PEO NEOs for 2024, 2023 and 2022: Robert D. Short III, Ph.D., Chief Scientist, and Katherine Allanson, Chief Financial Officer.
(2)
Total Shareholder Return (“TSR”) is cumulative for the measurement periods beginning on December 31, 2021 and ending on December 31, 2024, 2023 and 2022, calculated in accordance with Item 201(e) of Regulation S-K.

(3)	Net Income (Loss) for each year as set forth in our Consolidated Statements of Operations in our Annual Report on Form 10-K for each applicable year.
(4)	The following table sets forth a reconciliation of the total compensation reflected in the summary compensation table to the compensation actually paid to the PEO and non-PEO NEOs:

	2024		2023		2022
Adjustments	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs
Total Compensation from Summary Compensation Table	$1,795,746	$832,088	$2,099,250	$1,420,834	$1,526,260	$720,794
Less: Current year stock and option award grants in Summary Compensation Table	$(295,000)	$(182,200)	$(27,024)	$(13,512)	$(138,735)	$(34,685)
Add fair value of unvested awards granted in current year	$392,500	$235,500	$17,654	$8,817	$105,780	$26,444
Change in fair value of unvested awards granted in prior years	$7,566	$2,972	$(37,762)	$(25,009)	$(147,751)	$(93,108)
Change in fair value of awards vesting in current year, granted in prior years	$5,802	$1,680	$(31,460)	$(19,166)	$(86,557)	$(41,660)
Add: fair value of awards granted in and vested in current year	$—	$—	$2,048	$1,026	$10,159	$2,540
	$1,906,614	$890,040	$2,022,706	$1,372,990	$1,269,156	$580,325

Analysis of the Information Presented in the Pay Versus Performance Table
We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid versus Net Income (Loss)
The following chart sets forth the relationship between Compensation Actually Paid (“CAP”) to our PEO, the average of CAP to our Non-PEO NEOs, and our Net Income (Loss) during the three most recently completed fiscal years:

Compensation Actually Paid versus Total Shareholder Return
The following chart sets forth the relationship between CAP to our PEO, the average of CAP to our Non-PEO NEOs, and our Total Shareholder Return during the three most recently completed fiscal years:

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
AND DELINQUENT 16(a) REPORTS
Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.
SEC regulations require us to identify in this Proxy Statement anyone who filed a required report late during the most recent fiscal year. Based on our review of forms filed with the SEC, or written representations from reporting persons stating that they were not required to file these forms, we believe that during our fiscal year ended December 31, 2024, there were no untimely filed Section 16(a) reports by the Company’s Section 16(a) reporting persons other than as previously disclosed.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Other than compensation arrangements of non-employee directors and named executive officers, we describe below transactions and series of similar transactions, since the beginning of our last fiscal year and fiscal year preceding that, to which we were a party or will be a party, in which:
•	the amounts involved exceeded the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years; and
•
any of our directors, executive officers or holders of more than 5% of our common stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Kendall Larsen, the Company’s Chairman of the Board of Directors, President and Chief Executive Officer, is married to the Company’s Chief Administrative Officer, Kathleen Larsen. Kathleen Larsen is not an executive officer of the Company. In addition, Kathleen Larsen’s sons, Dustan Sheehan and Joshua Sheehan, were employed by the Company in 2024 as a (1) Media and Product Engineer and (2) Director of Global Engineering Operations and Customer Relations, respectively. Neither Dustan Sheehan nor Joshua Sheehan are executive officers of the Company. Dustan Sheehan resigned on May 31, 2024 and is no longer an employee of the Company or any of its affiliates.
Mr. Larsen’s son, Parker Larsen, is currently employed by the Company as a Product Integration Engineer. Parker Larsen is not an executive officer of the Company.
Robert D. Short III, Ph.D., the Company’s Chief Scientist, is the father-in-law of Corby Hoback, who is currently employed by the Company as a Vice President of Software Engineering. Corby Hoback is not an executive officer of the Company.
Dr. Short’s son, Dunham Short, is currently employed by the Company as a Senior Software Engineer. Dunham Short is not an executive officer of the Company.
The compensation for all such related persons was approved by the compensation committee, and all such related persons are compensated at a level that the Company believes is comparable to other employees in similar positions of responsibility at comparable companies. Compensation amounts below reflect the aggregate grant date fair value of the stock awards computed in accordance with FASB ASC Topic 718. The values of the option grants and stock awards include the value of unvested shares. There can be no assurance that these amounts will ever be realized. For information on the valuation assumptions used in valuing these stock option awards, refer to Note 6 titled “Stock – Based Compensation” in the Note to the Financial Statements contained in the Company’s Annual Report on Form 10-K for 2024.
2024
•
Kathleen Larsen received an aggregate of $522,778 in the form of salary, an annual incentive bonus of $261,389, $40,214 in the form of a payout for unused and accrued vacation time and $182,400 in the form of stock awards.

•
Dustan Sheehan received a pro-rated salary of $58,620 in the form of salary and $9,740 in the form of a payout for unused and accrued vacation time. On April 8, 2024, Dustan Sheehan submitted his resignation effective May 31, 2024 and is no longer an employee of the Company or any of its affiliates.

•	Joshua Sheehan received an aggregate of $140,689 in the form of salary, an annual incentive bonus of $49,241 and $115,520 in the form of stock awards.
•	Parker Larsen received an aggregate $95,866 in the form of salary, an annual incentive bonus of $33,553 and $91,200 in the form of stock awards.
•
Corby Hoback received an aggregate of $225,102 in the form of salary, an annual incentive bonus of $78,786 and $164,160 in the form of stock awards, which includes a one-time special stock award of $30,400 due to his achievements during 2024.

•	Dunham Short received an aggregate of $159,135 in the form of salary, an annual incentive bonus of $55,697 and $115,520 in the form of stock awards.

2023
•
Kathleen Larsen received an aggregate of $502,671 in the form of salary, an annual incentive bonus of $251,336, $38,667 in the form of a payout for unused and accrued vacation time and $13,507 in the form of stock awards.

•	Dustan Sheehan received an aggregate of $136,591 in the form of salary, an annual incentive bonus of $47,807, and $6,749 in the form of stock awards.
•
Joshua Sheehan received an aggregate of $136,591 in the form of salary, an annual incentive bonus of $71,710, which was subject to a one-time 50% increase of his target bonus percentage from 35% to 52.5% due to his achievements during 2023, as approved by our compensation committee, and $8,438 in the form of stock awards.

•	Parker Larsen received an aggregate $93,074 in the form of salary, an annual incentive bonus of $32,576 and $6,749 in the form of stock awards.
•	Corby Hoback received an aggregate of $218,545 in the form of salary, an annual incentive bonus of $76,491 and $10,128 in the form of stock awards.
•	Dunham Short received an aggregate of $154,500 in the form of salary, an annual incentive bonus of $54,075 and $185,808 in the form of stock awards.
During 2024 and 2023, the Company leased the use of an aircraft from K2 Investment Fund, LLC (“LLC”) for business travel for employees of the Company. The Company incurred approximately $1,556,000 and $1,097,000 in rental fees and reimbursements to the LLC in 2024 and 2023, respectively. Kendall Larsen and Kathleen Larsen are the sole member-managers of the LLC and control the equity interests of the LLC. On January 31, 2015, the Company entered into a 12-month non-exclusive lease with the LLC for use of the aircraft at a rate of approximately $8,000 per flight hour, with no minimum usage requirement. Effective April 16, 2024, the LLC discontinued use of and replaced the aircraft with a more current model. Accordingly, on August 14, 2024, the Company and the LLC amended the Lease Agreement for use of the current model at approximately $9,800 per flight hour, with no minimum usage requirement, to reflect current rates in the charter market (together with original lease, the “Lease Agreement”). The Lease Agreement contains other terms and conditions normal in such transactions and can be cancelled by either the Company or the LLC with 30-days’ notice. The Lease Agreement renews on an annual basis unless terminated by either party. Neither party has exercised their termination rights. The Board has approved the Lease Agreement and the rental fees, and the audit committee has approved such related party transaction.
Policies and Procedures for Related Party Transactions
The audit committee is responsible for reviewing and approving any proposed related person transactions. The audit committee reviews any such proposed related person transactions on a quarterly basis, or more frequently as appropriate. In cases in which a transaction has been identified as a potential related person transaction, management must present information regarding the proposed transaction to the audit committee for consideration and approval or ratification. The audit committee is also responsible for reviewing the Company’s policies with respect to related person transactions and overseeing compliance with such practices.

AUDIT COMMITTEE REPORT
The following is the report of the audit committee of the Board. In connection with the financial statements for 2024, our audit committee has:
•
reviewed and discussed our audited financial statements for 2024 with our management and our independent registered public accounting firm, including discussions related to critical accounting policies, financial reporting principles and practices, the reasonableness of significant estimates, and the effectiveness of internal control over financial reporting;

•
discussed with our independent registered accountants, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Commission; and

•
received the written disclosures and the letter from our independent registered public accounting firm discussing the matters required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with our independent registered public accounting firm its independence.

Based on the audit committee’s review of the matters noted above and its discussions with our independent accountants and our management, the audit committee recommended to the Board of Directors that the financial statements be included in our Annual Report on Form 10-K for 2024.

Respectfully submitted by:

Thomas M. O’Brien (Chair)
Michael F. Angelo
Gary W. Feiner
Heidy Chow

Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the Audit Committee Report shall not be deemed to be incorporated by reference into any such filings, unless we specifically incorporate these reports by reference in some other filed document.

OTHER BUSINESS
The Board is not aware of any other matters to be presented at the Annual Meeting. If, however, any other matter should properly come before the Annual Meeting, the enclosed proxy card confers discretionary authority with respect to such matter.
AVAILABILITY OF FORM 10-K
We will provide upon request without charge to each person solicited by this Proxy Statement a copy of our Annual Report on Form 10-K for 2024, including our financial statements but excluding the exhibits to Form 10-K. The Form 10-K includes a list of the exhibits that were filed with it, and we will furnish a copy of any such exhibit to any person who requests it upon the payment of our reasonable expenses in providing the requested exhibit. For further information, please send a request to: Corporate Secretary, VirnetX Holding Corporation, P.O. Box 439, Zephyr Cove, NV 89448, telephone (775) 548-1785. Our Annual Report on Form 10-K and our other filings with the SEC, including exhibits, are also available for free online at www.virnetx.com under the “SEC Filings” link in the “Investors” tab and at the SEC’s website, www.sec.gov.
Sincerely,

Kathleen Larsen
Corporate Secretary

ANNUAL MEETING INSTRUCTIONS
Attendance at the Annual Meeting is limited to stockholders of record as of April 17, 2025. Registration will begin at 9:45 a.m. Pacific Time on June 12, 2025.
How you may attend the Annual Meeting depends on whether you are a beneficial owner or whether you are a registered stockholder.
If you are a beneficial owner (that is, if your shares are held at a brokerage): You must email admin@virnetx.com no later than Wednesday, June 11, 2025, at 11:59 p.m. Eastern Time for verification by the Company. Following verification, you will receive a control identification number and a company-issued password.
•	To attend the meeting, visit https://agm.issuerdirect.com/vhc-2025, where you will be asked to enter the control identification number and password received from us.
•	To vote, visit https://www.proxyvote.com/, where you will be asked to enter the control identification number located on your proxy card, received from Broadridge Financial Solutions, Inc.
If you are a registered stockholder: You must also email admin@virnetx.com no later than Wednesday, June 11, 2025, at 11:59 p.m. Eastern Time for verification by the Company. Following verification, you will receive your meeting credentials.
•	To attend the meeting, visit https://agm.issuerdirect.com/vhc-2025, where you will be asked to enter the meeting credentials received from us.
•
To vote, visit www.iproxydirect.com/VHC, where you will be asked to enter the control identification number, request identification number, and password located on your Notice of Internet Availability (Notice and Access) Card, received from Issuer Direct Corporation.

VIRNETX HOLDING CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

CONTROL ID:
REQUEST ID:

The undersigned stockholder of VirnetX Holding Corporation (the "Company") hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated on or around April 25, 2025, and hereby appoints each of Kendall Larsen and Greg Wood (the "Proxies") as proxies and attorneys-in-fact, each with full power of substitution and re-substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2025 Annual Meeting of Stockholders of the Company, to be held on Thursday, June 12, 2025, at 10:00 A.M. Pacific Time, online at: https://agm.issuerdirect.com/vhc-2025 and at any adjournment or adjournments thereof, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting. You hereby revoke all proxies previously given.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to **202-521-3464**.
INTERNET:	https://www.iproxydirect.com/VHC
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF VIRNETX HOLDING CORPORATION

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The Board of Directors recommends you vote "FOR" Proposals 1, 2 and 3.

Proposal 1 →	**FOR**	**WITHHOLD**	
Election of our Class III Director:			
Michael F. Angelo	☐	☐	

CONTROL ID:
REQUEST ID:

Proposal 3 →	**FOR**	**AGAINST**	**ABSTAIN**
To approve, on a non-binding advisory basis, the compensation paid to our named executive officers.	☐	☐	☐

NOTE:

In their discretion, the proxyholders will vote on such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

☐

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This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted "FOR" Proposals 1, 2 and 3, and for all such other business as may properly come before the meeting or any adjournment or postponement thereof in the sole determination of the Proxies.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ______________________, 2025

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(Print Name of Stockholder and/or Joint Tenant)

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(Signature of Stockholder)

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(Second Signature if held jointly)